EXHIBIT 10

                     LIFE AND ADB YRT REINSURANCE AGREEMENT
                           Effective: January 1, 1995

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota

                                       by

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             Los Angeles, California

                                TABLE OF CONTENTS


    ARTICLE                                                           PAGE

                  PREAMBLE..............................................1


        I         COMMENCEMENT AND TERMINATION..........................1


       II         CONCURRENCY OF CONDITIONS.............................1


      III         PREMIUM...............................................2


       IV         CLAIMS AND BENEFITS...................................2


        V         ACCESS TO RECORDS.....................................2


       VI         UNAUTHORIZED REINSURERS...............................2


      VII         INSOLVENCY............................................2


     VIII         ARBITRATION...........................................3


       IX         OFFSET................................................3


        X         WRITTEN AGREEMENT.....................................4


                  EXHIBIT I.............................................5
                  EXHIBIT II............................................6
                  EXHIBIT III...........................................7

                     LIFE AND ADB YRT REINSURANCE AGREEMENT
                           Effective: January 1, 1995

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota
                   (hereinafter referred to as the "Company")

                                       by

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             Los Angeles, California
                  (hereinafter referred to as the "Reinsurer")


PREAMBLE

BY THIS YRT AGREEMENT the Company obligates itself to cede to the Reinsurer on a YRT basis, and the Reinsurer obligates itself to accept a quota share part of the Company's net excess risk (as defined in Exhibit I, attached to and forming part of this YRT Agreement), as respects Life Insurance and Accidental Death Benefit (ADB) business assumed as coinsurance by the Company under a Life and Annuity Coinsurance Agreement, effective January 1, 1995, between the Company and Allianz Life Insurance Company of North America, Minneapolis, Minnesota (hereinafter referred to as the "Underlying Contract"). The quota share part shall be 100%. A copy of the Underlying Contract is attached to and forms part of this YRT Agreement.

ARTICLE I - COMMENCEMENT AND TERMINATION

A. This YRT Agreement shall become effective on January 1, 1995, with respect to policies reinsured under the Underlying Contract on or after that date, and it shall continue in force until 12:01 A.M., January 1, 1998.

B. YRT reinsurance on policies ceded hereunder as of 12:01 A.M., January 1, 1998 shall terminate as of that date, or such reinsurance shall remain in force through the month just prior to the beginning of the eighth policy year for each policy reinsured hereunder, if later, and shall terminate at that time.

C. At such time as YRT reinsurance on the last policy ceded hereunder is terminated, this Agreement shall terminate in its entirety.

ARTICLE II - CONCURRENCY OF CONDITIONS

This YRT Agreement shall follow in all respects the terms and conditions of the Underlying Contract, provided the terms and conditions of the Underlying Contract are not inconsistent with the terms and conditions of this YRT Agreement.

ARTICLE III - PREMIUM

A. As premium for the reinsurance provided hereunder, the Company shall pay to the Reinsurer the YRT Reinsurance Premiums described in Exhibit III, attached to and forming part of this YRT Agreement.

B. The premium due the Reinsurer shall be remitted by the Company with the reports required by Exhibit II, attached to and forming part of this YRT Agreement.

ARTICLE IV - CLAIMS AND BENEFITS

A. The Reinsurer shall be liable for its 100% of the net excess risk on all policy claims and benefits the Company pays or allows subject to the Underlying Contract, and the Reinsurer shall pay its 100% of any such policy claims and benefits promptly following receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company as requested by the Reinsurer.

B. The Reinsurer shall receive its 100% of all recoveries made by the Company in respect of policy claims and benefits subject to this YRT Agreement.

ARTICLE V - ACCESS TO RECORDS

The Reinsurer, by its duly appointed representatives, shall have the right at any reasonable time to examine all papers in the possession of the Company referring to business effected hereunder.

ARTICLE VI - UNAUTHORIZED REINSURERS

The Reinsurer agrees to fund its share of the Company's reinsured statutory reserves by:

        1.     Escrow or trust accounts for the benefit of the Reinsurer; and/or

        2.     Cash advances;

if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

ARTICLE VII - INSOLVENCY

In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE VIII - ARBITRATION

A. It is the intention of the parties that customs and usage of the business of reinsurance shall be given full effect in the interpretation of this YRT Agreement. The parties shall act in all things with the highest good faith. A dispute or difference between the parties with respect to the operation or interpretation of this YRT Agreement on which an amicable understanding cannot be reached shall be decided by arbitration. The arbitrators are empowered to decide all questions or issues and shall be free to reach their decisions from the standpoint of equity and customary practices of the insurance and reinsurance industry rather than from that of strict law.

B. There shall be three arbitrators who shall be active or retired officers of life insurance companies other than the contracting companies or their affiliates. Each of the contracting companies shall appoint one of the arbitrators and these two arbitrators shall select the third. In the event that either contracting company should fail to choose an arbitrator within thirty days after the other contracting company has given notice of its arbitrator appointment, that contracting company may choose two arbitrators, who shall in turn choose a third arbitrator before entering arbitration. If the two arbitrators are unable to agree upon the selection of a third arbitrator within thirty days following their appointment, each arbitrator shall nominate three candidates within ten days thereafter, two of whom the other shall decline and the decision shall be made by drawing lots.

C. The arbitrators shall decide by a majority of votes and from their written decision there can be no appeal. Within 45 days after the closing of the arbitration hearings, the decisions of the arbitrators will be presented to the parties to the arbitration. The cost of arbitration, including the fees of the arbitrators, shall be borne by the losing party unless the arbitrators decide otherwise.

ARTICLE IX - OFFSET

Any debts or credits, liquidated or unliquidated, in favor of or against either the

Reinsurer or the Company with respect to this YRT Agreement only shall be set-off and only the balance shall be allowed or paid.

ARTICLE X - WRITTEN AGREEMENT

A. This YRT Agreement shall constitute the entire YRT Agreement between the parties with respect to the business being reinsured hereunder, and there are no other understandings between the parties other than as expressed in this YRT Agreement.

B. Any change or modification to this YRT Agreement shall be null and void unless made by amendment to this YRT Agreement and signed by both parties.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this YRT Agreement as of the dates undermentioned at:

Minneapolis, Minnesota, this 20th day of January 1998.


                                          /s/ Mark Zesbaugh
                                          --------------------------------------
                                          LIFEUSA INSURANCE COMPANY


Charlotte, North Carolina, this 9th day of February 1998.

                                          TRANSAMERICA OCCIDENTAL LIFE INSURANCE
                                          COMPANY


                                          /s/ David Fairhall
                                          --------------------------------------

                                          --------------------------------------

                                    EXHIBIT I

                                     to the

                     LIFE AND ADB YRT REINSURANCE AGREEMENT
                           Effective: January 1, 1995

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota

                                 BUSINESS CEDED

                                 NET EXCESS RISK



The net excess risk reinsured by the Reinsurer hereunder shall be the Company's retained amount of life insurance and ADB on a life, for all policies reinsured hereunder as described in the Preamble to this YRT Agreement, which is in excess of the statutory policy reserves, to the extent that such excess exceeds the Company's risk retention limit.

The Company's risk retention limit per life for this YRT Agreement equals $50,000. However, it is specifically agreed that the Company's risk retention limit shall include on all policies coinsured under the Underlying Contract, whether such risk was obtained through retrocession, by direct coinsurance, or by directly retaining such risk. The ratio of life insurance and ADB applicable to the Company's risk retention limit per life shall be the same as the ratio of total life insurance and total ADB on the policies reinsured hereunder. The maximum net excess risk amount of ADB ceded hereunder shall be $300,000 on any one life.

                                   EXHIBIT II

                                     to the

                     LIFE AND ADB YRT REINSURANCE AGREEMENT
                           Effective: January 1, 1995

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota

                                 CEDING REPORTS



Ceding reports shall be on monthly listings by individual policy for new, in force and terminated business, where the net retained liability of the Company exceeds the Company's risk retention limit described in Exhibit I, showing the net excess risk amounts, YRT premiums, claims, other items and any net amount due either party. These reports shall be separate from billing reports as mutually agreed.

                                   EXHIBIT III

                                     to the

                     LIFE AND ADB YRT REINSURANCE AGREEMENT
                           Effective: January 1, 1995

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota

                              REINSURANCE PREMIUMS



The monthly reinsurance premiums payable to the Reinsurer per $100,000 of net excess risk (difference between face amount and policy reserve) shall be as shown below:

(1) The monthly premiums for the ADB portion of the net excess risk reinsured shall be $2.00 per $100,000 per month in the first policy year and shall be $8.00 per $100,000 per month thereafter;

(2) The monthly premiums for the life insurance portion of the net excess risk reinsured shall be those rates as specified in Schedule A attached to and forming part of this Exhibit. The premium rate to be used shall be calculated from the issue date and issue age and duration of the policy reinsured.

Rate Guarantee. While the Reinsurer anticipates continuing to accept premiums on the rate basis given below, the Reinsurer can only guarantee that the life reinsurance premiums under this YRT Agreement shall not exceed the one-year term net premiums on the mortality and interest valuation basis currently applicable to policies reinsured hereunder.

                                    AMENDMENT
                                       TO
                     LIFE AND ANNUITY COINSURANCE AGREEMENT

         THIS AMENDMENT, made and entered into as of February 6, 1998 between LIFEUSA INSURANCE COMPANY, a Minnesota corporation ("Reinsurer"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Reinsurer and the Company have entered into the Life and Annuity Coinsurance Agreement effective January 1, 1995, as heretofore amended, (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as provided in this Amendment,

         NOW, THEREFORE, in consideration for the mutual promises and undertakings set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

         1. Exhibit II. Exhibit II to the Agreement is hereby amended in its entirety and replaced by Exhibit II attached to this Amendment.

         2. Use of Stock to Pay Allowances. During the five year period beginning July 1, 1998 and ending on June 30, 2003 (the "Five Year Period"), Reinsurer may use shares of common stock, par value $.01 per share, (the "Common Stock") of its parent company, Life USA Holding, Inc., a Minnesota corporation (the "Parent"), to pay the amounts owing by Reinsurer to the Company under
Exhibit IV of this Agreement (the "Allowances"), subject to the provisions of this paragraph. For each six month period beginning July 1 or January 1 (the "Six Month Period") during the Five Year Period, the maximum amount of shares of Common Stock which can be used to pay the Allowances shall be $10 million. For each Six Month Period, the value (the "Purchase Price Per Share") of the shares of Common Stock used to pay the Allowances will be an amount equal to the Average Book Value Per Share (as defined herein) for the respective Six Month Period, multiplied by two and one-half (2-1/2). The term "Average Book Value Per Share" for each Six Month Period shall mean the average of the Book Value Per Share (as herein defined) as of December 31 and June 30 (each a "Determination Date") immediately preceding the Six Month Period. For the purposes of this Agreement, the term "Book Value Per Share" shall mean (a) total assets minus total liabilities of the Parent, based on the Parent's consolidated balance sheet as of the Determination Date, determined in accordance with generally accepted accounting principles in effect on the date hereof and used by the Parent in the preparation of its audited consolidated financial statements as of and for the year ended December 31, 1996 unless the parties mutually agree to any change after the date hereof, excluding any adjustment under Statement of Financial Standards No. 115, divided by (b) the actual number of issued and outstanding shares of Common Stock as of the Determination Date.

         3. Continuing Binding Effect. Except as expressly set forth herein, the Agreement as amended hereby shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered.

                                               LIFEUSA INSURANCE COMPANY



                                               By:/s/Robert W. MacDonald
                                                  ----------------------
                                                  Robert W. MacDonald
                                                  Chief Executive Officer

                                               ALLIANZ LIFE INSURANCE COMPANY
                                               OF NORTH AMERICA


                                               By:/s/Michael T. Westermeyer
                                                  -------------------------
                                                  Michael T. Westermeyer
                                                  Vice President, Secretary, and
                                                  Corporate Legal Officer

                                   EXHIBIT II

                     LIFE AND ANNUITY COINSURANCE AGREEMENT
                           Effective: January 1, 1995

                                     between

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                             Minneapolis, Minnesota

                                       and

                            LifeUSA INSURANCE COMPANY
                             Minneapolis, Minnesota


                             COINSURANCE PERCENTAGES

For all policies reinsured under this Agreement, the Company and the Reinsurer shall share the risks in accordance with the following schedule of coinsurance percentages:


                                      LIFE
                                      ----

Policies First Reinsured                 Company's                  Reinsurer's
        Between:                           Share                       Share
------------------------                 ---------                  -----------
01/01/95 through 9/30/95                   50.0%                        50.0%
10/1/95 and thereafter                     75.0%                        25.0%



                                    ANNUITIES
                                    ---------

Policies First Reinsured                 Company's                  Reinsurer's
        Between:                           Share                       Share
------------------------                 ---------                  -----------
01/01/95 through 9/30/95                   50.0%                        50.0%
10/1/95 and thereafter                     75.0%                        25.0%

                                 AMENDMENT NO. 2
                                       TO
                                 LOAN AGREEMENT


         THIS AMENDMENT, made and entered into as of May 30, 1997 among LIFE USA HOLDING, INC., as Borrower, EMPLOYERS REASSURANCE CORPORATION ("ERC"), as Agent and one of the Lenders, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY ("Republic"), as one of the Lenders, and WINTERTHUR LIFE RE INSURANCE COMPANY ("Winterthur"), as an additional Lender

                              W I T N E S S E T H:

         WHEREAS, the parties hereto (other than Winterthur) have entered into the Loan Agreement dated as of May 17, 1996 and as amended by Amendment No. 1 thereto dated as of December 30, 1996 (the "Agreement" and all terms defined in the Agreement are used herein as defined in the Agreement) pursuant to which the Lenders have agreed to make advances to Borrower on the terms and conditions set forth therein; and

         WHEREAS, the parties desire to amend and modify the Agreement as provided in this Amendment,

         NOW, THEREFORE, in consideration of these premises and of the covenants, conditions and promises hereinafter set forth and for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Intention of Amendment. The purpose of this Amendment is to: (a) add Winterthur as a Lender, (b) increase the amount of the Lenders' Term Loan Commitments to $50,000,000, (c) extend by one year through May 17, 2000 the period during which Borrower may request Term Loan Advances under the Agreement,
(d) extend by one year the maturity of the Term Loan Notes to March 31, 2002, and (e) make other changes necessary to conform the Agreement for the foregoing changes and as otherwise agreed by the parties. Winterthur hereby agrees to be a Lender with a Term Loan Commitment as provided in Section 3 below, and the other parties hereto hereby consent thereto.

         2. Definitions. The following definitions from Section 1 of the Agreement are hereby amended in their entirety as follows:

                  "Allianz Agreement" shall mean the joint marketing agreement dated February 16, 1995 between Borrower and Allianz, as such agreement may be amended, supplemented or modified from time to time in accordance with the terms of this Agreement or, when approved by the Department, the administrative and marketing agreement dated as of December 30, 1996 between Borrower and Allianz which replaces said joint marketing agreement when such approval is received.

                  "Applicable Rate" shall mean, at any date of determination, the sum of (i) 3.15% plus (ii) the annual yield for treasury notes of the United States of America maturing May 2001 (constant maturity) (or the average of such yields if more than one is published), as published by the Federal Reserve Bank of New York in the issue of The Wall Street Journal (Eastern Edition) five Business Days prior to the date of any Term Loan Advance or in the event such report shall not so appear, in such other nationally recognized publication as the Agent, may, from time to time, specify to Borrower.

                  "Commitment Termination Date" shall mean the earlier of (i) May 17, 2000, or (ii) the date of the termination of the Term Loan Commitments pursuant to Section 8.2.

                  "Disposition" means any sale, lease or other disposition, or series of sales or dispositions of any assets of Borrower or its Subsidiaries (including, without limitation, by merger or consolidation, and whether by operation of law or otherwise) other than in the ordinary course of business of Borrower and its Subsidiaries or the issuance or sale of any Stock or debt of Borrower or of any Stock of any Subsidiary of Borrower except for the issuance of Common Stock or debt in connection with any FMO Investment or upon the conversion and/or exercise of (i) the Allianz Warrant, (ii) the Allianz Debenture,
         (iii) the Convertible Subordinated Debentures or (iv) any option or warrant now outstanding or hereafter granted in the ordinary course of Borrower's business.

                  "FMO" shall mean an independent marketing organization primarily engaged in the business of marketing life insurance or annuity products.

         3. Term Loan Commitments; Maximum Term Loan; Replacement Term Loan Note; and Repayment. Section 2.1 of the Agreement is amended to provide that the Term Loan Commitment for ERC shall be $25,000,000, for Republic shall be $12,500,000 and for Winterthur shall be $12,500,000, as set forth on the signature page hereto, and the Maximum Term Loan shall be $50,000,000. The Term Loan Advances of each Lender shall be evidenced by a promissory note to be executed and delivered by Borrower upon execution and delivery of this Amendment, the form of which is attached hereto as Exhibit A which shall replace the promissory notes originally executed and delivered by Borrower pursuant to the Agreement and, as used in the Agreement after the effectiveness of this Amendment, the "Term Loan Note" shall mean such promissory note. Section 2.1(h) of the Agreement is amended in its entirety to read as follows:

                  (h) Borrower shall repay the principal amount of each Term Loan Note in eight (8) quarterly payments commencing June 30, 2000, in an amount equal to 12.5% of the principal amount of the Term Loan outstanding on the Commitment Termination Date.

         4. Mandatory Prepayment. Section 2.2(a) of the Agreement is amended in its entirety to read as follows:

                  (a) No later than June 30, 2000 and March 31, 2001, Borrower shall prepay the unpaid principal amount of the Term Loan, together with accrued interest to the date of such prepayment, in an amount equal to 25% of the Excess Cash Flow of Borrower for the prior Fiscal Year.

         5. Interest on Term Loan. Section 2.5(a) and (c) are amended in their entirety to read as follows:

                  (a) Borrower shall pay interest to the Lenders on the unpaid principal amount of each Term Loan Advance until the principal amount thereof shall have been paid in full, quarterly in arrears on the last day of each calendar quarter, commencing on the first such date after the date of the initial Term Loan Advance (each, an "Interest Payment Date"), at a rate per annum equal to (i) on or prior to March 31, 2002, the Applicable Rate determined as of the date of each Term Loan Advance or (ii) after March 31, 2002, the higher of (x) the Applicable Rate for each Term Loan Note plus 2% and (y) the Index Rate in effect from time to time plus 4% (collectively, the "Stated Rate"). Such interest shall be calculated based on the daily outstanding balance of the Term Loan and on a year of 360 days for the actual number of days elapsed.

                  . . .

                  (c) So long as an Event of Default shall be continuing prior to April 1, 2002, the interest rate applicable to the Term Loan shall be increased by 2% per annum above the rate otherwise applicable and, to the extent permitted by applicable law, shall be payable at such rate on any overdue interest payments.

         6. Extension Fee. A new subsection (c) is hereby added to Section 2.6 of the Agreement and provides as follows:

                  (c) Upon the execution by the Lenders of Amendment No. 2 to this Agreement, Borrower shall pay an extension fee of $200,000 to General Electric Capital Corporation for the account of its Equity Capital Group.

         7. FMO Investment Guidelines; and Lender Addresses. Schedules 1 and 2 attached to this Amendment hereby supersede and replace Schedules 1 and 2 which were originally delivered in connection with the execution of the Agreement and sets forth the guidelines for FMO Investments and Lender addresses, respectively.

         8. Representations and Warranties. Borrower represents and warrants to Agent and Lenders as follows:

         (a) All of the representations and warranties of Borrower contained in the Agreement or in any of the Loan Documents are true and correct in all material respects on the date hereof as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes permitted or contemplated by the Agreement, except as such representations and warranties are modified or supplemented as follows:

                  (i) Subsidiaries. Schedule 4.3 attached hereto supersedes and replaces Schedule 4.3 which was originally delivered in connection with the execution of the Agreement and lists all of the Subsidiaries of Borrower as of the date of this Amendment.

                  (ii) Financial Statements. The representations and warranties contained in Section 4.6(a) as to audited consolidated financial statements of Borrower and its Subsidiaries are also made as to the audited consolidated financial statements of Borrower and its Subsidiaries as of and for the year ended December 31, 1996 which financial statements have been previously delivered to the Lenders. The representations and warranties contained in Section 4.6(b)(i) as to annual statutory financial statements of Borrower and its Subsidiaries are also made as to the annual (audited) statutory financial statements of Borrower and its Subsidiaries as of and for the fiscal years ended December 31, 1995 and 1996 which financial statements have been previously delivered to the Lenders.

                  (iii) Projections. The representations and warranties contained in Section 4.7 as to projections provided by Borrower are also made as to the projections provided by Borrower for the fiscal years ending on December 31, 1997 through 2002 which have been previously provided to the Lenders.

In addition, Borrower represents and warrants that, as of the date hereof, no Default or Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by Borrower of this Amendment and the replacement Term Loan Notes to be executed and delivered by Borrower pursuant to this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

         (c) This Amendment and the replacement Term Loan Notes to be executed and delivered by Borrower pursuant to this Amendment have been duly executed and delivered by Borrower and each of this Amendment, the Agreement as amended hereby and the replacement Term Loan Notes to be executed and delivered by Borrower pursuant to this Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

         9. Fees and Expenses. Pursuant to Section 10.2, Borrower shall pay all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation of this Amendment, including the reasonable fees and expenses of its counsel.

         10. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

         (a) executed counterparts of this Amendment, duly executed by Borrower and the Lenders, shall have been delivered to the Agent;

         (b) the replacement Term Loan Notes in the form of Exhibit A to this Amendment, duly executed by Borrower, shall have been delivered to the Agent;

         (c) the Agent shall have received a copy of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance by Borrower of this Amendment, certified by the Secretary or any Assistant Secretary of Borrower, together with a certificate of the Secretary or any Assistant Secretary of Borrower certifying as to the incumbency and true signatures of the officers of Borrower authorized to execute this Amendment and the replacement Term Loan Notes on behalf of Borrower;

         (d) the Agent shall have received the favorable opinion of counsel to Borrower, covering the matters set forth in paragraph 8(b) and (c); and

         (e) the extension fee referred to in paragraph 6 above has been paid.

         11. Full Force and Effect. Except as expressly set forth herein, the Agreement as amended hereby shall continue in full force and effect in accordance with its terms.

         12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles thereof regarding conflict of laws.


                [The balance of this page is intentionally blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement, each as of the date first above written.




                                            LIFE USA HOLDING, INC., as Borrower


                                            By /s/ Mark A. Zesbaugh
                                              ----------------------------------
                                              Mark A. Zesbaugh, Executive
                                              Vice President and Chief
                                              Financial Officer

Term Loan Commitment

$25,000,000                                 EMPLOYERS REASSURANCE CORPORATION,
                                              as Agent and Lender


                                            By /s/ Robert Cross
                                              ----------------------------------
                                              Its President


$12,500,000                                 REPUBLIC-VANGUARD LIFE INSURANCE
                                            COMPANY, AS LENDER


                                            By /s/ John Brill
                                              ----------------------------------
                                              Its SVP & Treasurer


$12,500,000                                 WINTERTHUR LIFE RE INSURANCE
                                            COMPANY, AS LENDER


                                            By /s/ John Brill
                                              ----------------------------------
                                              Its SVP & Treasurer

                                    EXHIBIT A

                       FORM OF REPLACEMENT TERM LOAN NOTE


$____________                                                New York, New York
                                                             ____________, 1997


         FOR VALUE RECEIVED, the undersigned LIFE USA HOLDING, INC., a Minnesota corporation (hereinafter referred to as "Borrower"), hereby unconditionally promises to pay to the order of [NAME OF LENDER], a ________________ corporation ("Lender"), at the office of Lender at __________________, or at such other place as the holder of this Term Loan Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________ DOLLARS ($_______), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal amount of this Term Loan Note outstanding from time to time from the date hereof, at the rate provided in the Loan Agreement.

         This Term Loan Note is issued pursuant to that certain Loan Agreement dated as of May 17, 1996, as amended, among Borrower, Lender and certain other lenders and EMPLOYERS REASSURANCE CORPORATION, as agent ("Agent") for Lender and such other lenders (the "Loan Agreement"), and is entitled to the benefit and security of the Loan Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         The principal amount of the indebtedness evidenced hereby shall be payable in installments in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on March 31, 2002. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         If any payment on this Term Loan Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of an Event of Default, this Term Loan Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         This Term Loan Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.

                                            LIFE USA HOLDING, INC.


                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                   SCHEDULE 1

                            FMO INVESTMENT GUIDELINES


Borrower will loan, acquire or advance to Field Marketing Organizations (FMOs), whether currently contracted with LifeUSA or potential LifeUSA, FMO, utilizing proceeds received under the revolving line of credit based upon the following general guidelines:

1. Borrower will determine the aggregate value of a FMO based upon earnings multiples, an appropriate discount factor, current premium production and/or potential increased production for LifeUSA and Allianz, overall FMO growth, and other intangible factors deemed of value to Borrower. Based upon this valuation, Borrower will determine an offering amount, loadable amount, or advance amount appropriate for the transactions.

2. Whether the transaction takes the form of a loan, acquisition or advance, Borrower will limit the up front cash payment (Initial Installment) to the FMO to an amount that is less than 50% of the aggregate valuation.

3. The proceeds for the initial installment will take the form of cash, Borrower's stock, or a combination thereof determined by Borrower when negotiating an offer to a FMO.

4. The aggregate valuation less the initial installment to the extent payable in cash will be paid out over a reasonable period of not less than three years. Amounts earned in subsequent periods will be primarily in the form of Borrower's stock, however, provisions in the agreement may specify that Borrower has the option to pay cash in lieu of stock.

5. Borrower will include for each loan or advance transaction appropriate representations and warranties, affirmative, negative and financial covenants, conditions of default, remedies upon default and rights upon. Security for a loan or advance will be the FMO contract with Borrower and Allianz, and may also include up to 100% ownership of the FMO.

6. Borrower will include in each acquisition transaction, whether 100% ownership or portion thereof, representations and warranties, positive, negative and financial covenants, conditions of default, remedies upon default and rights upon default deemed necessary and appropriate for each agreement negotiated.

Attached is exhibit 1, a form of loan agreement for FMO Investments. The actual loan documentation may differ based upon the specific terms and negotiation of the documentation. (exhibit 1 has not been changed)

                                   SCHEDULE 2

                                LENDER ADDRESSES


1.       Employers Reassurance Corporation
         5200 Metcalf, Overland Park, Kansas  66201-1391
         Telephone:  (913) 676-5881
         Telecopy:   (913) 676-6273
         Attention:  James D. Maughn

2.       Republic-Vanguard Life Insurance Company
         2727 Turtle Creek
         Dallas, Texas  75205
         Telephone:  (214) 559-1802
         Telecopy:   (214) 522-8417
         Attention:  John Brill

3.       Winterthur Life Re Insurance Company
         2727 Turtle Creek
         Dallas, Texas  75205
         Telephone:  (214) 559-1802
         Telecopy:   (214) 522-8417
         Attention:  John Brill

                                  SCHEDULE 4.3

                              LIST OF SUBSIDIARIES

LifeUSA Insurance Company           Minnesota corporation; 25,000 shares of
                                    common stock authorized; 25,000 shares of common stock outstanding; 100% of the outstanding shares are owned by Borrower

LifeUSA Securities, Inc.            Minnesota corporation; 100,000 shares of
                                    capital stock authorized; 100 shares of
                                    common stock outstanding; 100% of the
                                    outstanding shares are owned by Borrower

LifeUSA Marketing, Inc.             Minnesota corporation; 1,000 shares of
                                    capital stock authorized; 100 shares of
                                    common stock outstanding; 100% of the
                                    outstanding shares are owned by Borrower

Tax Planning Seminars, Inc.         Minnesota corporation; 100,000 shares of
                                    common stock authorized; 100 shares of
                                    common stock outstanding; 100% of
                                    outstanding shares are owned by LifeUSA
                                    Marketing, Inc.

                                 AMENDMENT NO. 1
                                       TO
                        CLAIMS ADMINISTRATION AGREEMENT


         THIS AMENDMENT NO. 1, made and entered into as of February 6, 1998 between LIFEUSA INSURANCE COMPANY, a Minnesota corporation ("LifeUSA"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, LifeUSA and the Company have entered into the Claims Administration Agreement effective January 1, 1997 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as provided in this Amendment No. 1,

         NOW, THEREFORE, in consideration for the mutual promises and undertakings set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

         1. Term. Section 11.1 of the Agreement is hereby amended in its entirety to read as follows:

                  "11.1 The effective date of commencement of this Agreement shall be January 1, 1997, and this Agreement shall continue indefinitely for a minimum of four years and will be subject to termination upon either party giving one year advance notice of cancellation, provided that such notice of termination may not be given prior to December 31, 1999. In the event of the termination of this Agreement, the Company shall not directly or indirectly (through reinsurance or otherwise) sell any life or annuity products similar to the Covered Products or the New Insurance Products during the one year following such termination.

                  In the event of a termination of this Agreement, LifeUSA may not directly or indirectly (through reinsurance or otherwise) sell any products similar to products of the Company other than Covered Products during one year following such termination."

         2. Continuing Binding Effect. Except as expressly set forth herein, the Agreement as amended hereby shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered.

                                              LIFEUSA INSURANCE COMPANY



                                              By:/s/Robert W. MacDonald
                                                 Robert W. MacDonald
                                                 Chief Executive Officer


                                              ALLIANZ LIFE INSURANCE COMPANY
                                              OF NORTH AMERICA


                                              By:/s/Michael T. Westermeyer
                                                 Michael T. Westermeyer
                                                 Vice President, Secretary, and
                                                 Corporate Legal Officer

                                 AMENDMENT NO. 1
                                       TO
                     ADMINISTRATION AND MARKETING AGREEMENT

         THIS AMENDMENT NO. 1, made and entered into as of February 6, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation ("Holding"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Holding and the Company have entered into the Administration and Marketing Agreement effective January 1, 1997 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as provided in this Amendment No. 1,

         NOW, THEREFORE, in consideration for the mutual promises and undertakings set forth herein and for other good and valuable consideration, the parties hereby agree as follows:

         1. Term. Section 11.1 of the Agreement is hereby amended in its entirety to read as follows:

                  "11.1 The effective date of commencement of this Agreement shall be January 1, 1997, and this Agreement shall continue indefinitely for a minimum of four years and will be subject to termination upon either party giving one-year advance notice of cancellation, provided that such notice of termination may not be given prior to December 31, 1999. In the event of the termination of this Agreement, the Company shall not directly or indirectly (through reinsurance or otherwise) sell any life or annuity products similar to the Covered Products or the New Insurance Products during the one year following such termination.

                  In the event of a termination of this Agreement, Holding may not directly or indirectly (through reinsurance or otherwise) sell any products similar to products of the Company other than Covered Products during one year following such termination.

                  In the event of a termination of this Agreement, Holding shall cause LifeUSA to take and Allianz shall take all reasonable business measures to keep in full force and effect the Covered Products serviced under this Agreement."

         2. Continuing Binding Effect. Except as expressly set forth herein, the Agreement as amended hereby shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered.

                                      LIFE USA HOLDING, INC.



                                      By:/s/Robert W. MacDonald
                                         Robert W. MacDonald
                                         Chairman and Chief Executive Officer

                                      ALLIANZ LIFE INSURANCE COMPANY
                                      OF NORTH AMERICA


                                      By:/s/Michael T. Westermeyer
                                         Michael T. Westermeyer
                                         Vice President, Secretary, and
                                         Corporate Legal Officer

                              REINSURANCE AGREEMENT


         THIS AGREEMENT, made and entered into as of February 6, 1998, between LIFEUSA INSURANCE COMPANY, a Minnesota stock life insurance company (the "Company"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota stock life insurance company (the "Reinsurer").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to enter into this Agreement to provide for the reinsurance of certain policies written by the Company as provided in this Agreement,

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Reinsurer agree as follows:

ARTICLE I - REINSURANCE COVERAGE

A. The Company's individual life insurance and annuities issued on the policy forms specified in Exhibit I shall be reinsured automatically with the Reinsurer, provided it meets the following requirements:

         1. Policy issued according to the Company's then existing regular new risk underwriting rules.

         2.       Mortality ratings from Standard to Table 16 (P), inclusive.

         3. Issue age 80 or below for life insurance and issue age 85 or below for annuities.

         4.       Resident of the United States or Canada.

         5. Risk has not been submitted to the Reinsurer for facultative reinsurance.

         6.       Company retains the coinsurance percentage specified in
                  Exhibit II.

         7. The face amount of life insurance then applied for in all companies, including the Company on the life, when added to the face amount then in force in all companies including the Company on that life, shall not exceed $2,500,000. For accidental death benefits, the amount shall not exceed $300,000.

         8. The maximum amount to be reinsured automatically on any one life shall not exceed $500,000 for life insurance and $1,000,000 for annuities.

B. If the insurance does not meet the automatic requirements specified in paragraph A, the Company may submit an application for facultative reinsurance. An application for facultative reinsurance shall be made by submitting to the Reinsurer a "Preliminary Application for Reinsurance", Exhibit III, together with copies of all papers pertaining to the insurability of the risk. The Reinsurer shall have the option of accepting or rejecting or rating any application for facultative reinsurance. The Reinsurer shall promptly notify the Company of its underwriting action after the Reinsurer has examined the evidence of insurability submitted.

         If the amounts of life insurance issued and applied for in all companies is less than $1,500,000, the Company shall submit the information required in the preceding paragraph to Republic-Vanguard Life Insurance Company as the designated lead underwriter for the Reinsurer, and Republic-Vanguard Life's underwriting decision shall be binding on the Reinsurer.

         If the amount of life insurance issued and applied for in all companies is $1,500,000 or more, the Company shall submit the information required in the second preceding paragraph to each reinsurer with an Interests and Liabilities Agreement to this Agreement, and each reinsurer shall promptly notify the Company of its underwriting action.

C. The liability of the Reinsurer shall begin on the effective date of the Company's liability on each policy reinsured hereunder. However, the Reinsurer's liability for facultative reinsurance on a risk shall not commence before the Reinsurer has accepted the application for reinsurance. In no event shall the reinsurance be in force and binding unless the issuance and delivery of such insurance constituted the doing of business in the United States of America in a jurisdiction in which the Company was properly licensed.

D. Reinsurance shall be coinsurance and shall follow the policy forms and rates of the Company. The Company has furnished the Reinsurer with copies of its policy forms, applications, rates and values and shall submit to the Reinsurer policy modifications or new policy forms before reinsurance shall become effective hereunder.

E. The Reinsurer's share of a policy reinsured hereunder shall remain unchanged so long as the policy issued by the Company remains in force, except as provided in ARTICLE VIII - REDUCTIONS, TERMINATIONS AND CHANGES.

F. Receipt by the Reinsurer of the initial reinsurance premium and of each subsequent reinsurance premium, in accordance with the provisions of
         ARTICLE IV - REPORTS AND REMITTANCES of this Agreement shall be a condition to the Reinsurer's continuing liability for reinsurance of each policy reinsured.

G. The Company shall inform the Reinsurer of any reinsurance by means of the monthly accounting report as described in ARTICLE IV - REPORTS AND REMITTANCES.

H.       If a policy reinsured is changed to a plan of insurance not included in
         Exhibit I, reinsurance under this Agreement shall continue only with the written agreement of the Reinsurer, except as provided in paragraph A of ARTICLE VIII - REDUCTIONS, TERMINATIONS AND CHANGES.

I. The Reinsurer shall establish and assume liability for all statutory reserves, as required under law by the State of Minnesota, in proportion to the Reinsurer's liability for reinsurance on each policy reinsured.

ARTICLE II - REINSURANCE PREMIUMS

A. The Company shall pay the Reinsurer as reinsurance premiums, the reinsured portion of the premiums and deposits received by the Company from its insureds, including the policy fee.

B.       The Reinsurer shall pay the Company the allowances described in Exhibit
         IV.

C. The Reinsurer shall not reimburse the Company for the amount of any premium taxes.

ARTICLE III - CLAIMS

The Reinsurer shall reimburse the Company for the reinsured portion of all claims. Reinsured claims shall be reported by the Company and paid by the Reinsurer on the following basis:

A. The Reinsurer shall be liable to the Company for the insurance benefits reinsured under this Agreement as the Company shall be liable for such benefits. All reinsurance claim settlements shall be subject to the terms and conditions of the particular form of contract under which the Company is liable.

B. When the Company is advised of a claim, it shall promptly notify the Reinsurer.

C. The Company shall submit to the Reinsurer a copy of each paper connected with the claim to the extent that such papers are requested by the Reinsurer in accordance with criteria established from time to time by the Reinsurer. After reviewing such claim papers, the Reinsurer shall give its opinion as to how it would have handled the claim had it been a claim of the Reinsurer. The Reinsurer shall give its opinion within ten working days after the Reinsurer shall have received a copy of each paper connected with the claim. If no response is received within this ten-day period, it will be presumed the Reinsurer is agreeable to payment of the claim.

D. Payment of reinsurance proceeds shall be on the same basis as settlement is made by the Company under the policy reinsured hereunder.

E. The Company shall promptly notify the Reinsurer of its intention to contest insurance reinsured under this Agreement or to assert defenses to a claim for such insurance. if the Company's contest of such insurance results in the reduction of its liability, the Reinsurer's share of such reduction shall be the percentage set forth in Exhibit II, based on the date the policy was first reinsured under this Agreement.

         If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer then shall discharge all of its liability by the payment of the full amount of reinsurance to the Company, and the Reinsurer shall not share in any subsequent reduction in liability.

F. If the amount of insurance provided by a policy reinsured under this Agreement is increased or reduced because of a misstatement of age or sex established after the death of the insured, the Reinsurer's share of such increase or reduction shall be the percentage set forth in
         Exhibit II, based on the date the policy was first reinsured under this Agreement.

G. The Company alone shall pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

H. The Reinsurer shall share with the Company all expenses which are not routine. Expenses which are not routine shall be those directly incurred in connection either with the contest of insurance or the assertion of defenses to insurance or with the possibility of a contest or assertion of defenses.

         The Reinsurer's share of these expenses shall be the percentage set forth in Exhibit II, based on the date the policy was first reinsured under this Agreement. However, if the Reinsurer has discharged its liability under paragraph E of this Article, the Reinsurer shall not share in any expenses incurred after the date it has discharged its liability. The term "claim expenses" shall mean statutory interest payable on insurance proceeds, court costs, interest upon judgments, and allocated investigation, adjustment and legal expenses, but the term "claim expenses" shall not include salaries paid to employees of the Company.

I. Any particular reinsurer shall be obligated to reimburse the Company for the percentage set forth in that reinsurer's interests and Liabilities Agreement of any amount paid by the Company for punitive, exemplary or compensatory damages arising out of the conduct of the Company in the investigation, trial or settlement of any claim or failure to pay or delay in payment of any benefit under a policy reinsured by this Agreement, but only if that particular reinsurer shall have, in advance of any such conduct by the Company, counseled with the Company and concurred in the Company's course of conduct.

ARTICLE IV - REPORTS & REMITTANCES

The following rules for Monthly Reinsurance Accounting are required:

A. The reinsurance premiums required under this Agreement shall be payable to the Reinsurer on the same basis as the insurance premiums and deposits are payable to the Company.

B. Within ten days following the close of each month, the Company shall provide the Reinsurer with a statement listing the total and the reinsured portions of all premiums, deposits, refunds, allowances, claims, surrender benefits, policy loans, reserves and other mutually agreed upon items applicable to the month just ended. The format and methods of calculation of such items shall be in a form mutually acceptable to all parties.

C. For administrative purposes only, if a statement shows that a net balance is payable to the Reinsurer, the Company shall include with the statement its payment for the amount of the net balance due the Reinsurer. If payment for the full amount of the net balance due the Reinsurer is not included with the statement, the reinsurance premiums for all of the risks listed on the statement shall be in default. If a statement shall not be received by the Reinsurer within thirty days after the close of the month, the reinsurance premiums for all of the risks that would have been listed on such a statement shall be in default.

         Also for administrative purposes only, if a statement shows that a net balance is payable to the Company, the Reinsurer shall pay to the Company the amount of the net balance within thirty days after the day on which the Reinsurer receives the monthly statement from the Company.

D. It is the understanding of both parties that both parties desire the payment of net balances due no less frequently than weekly. Either party may, at its option and with the cooperation and consent of the other party, implement appropriate procedures designed to accomplish such transfers along with the appropriate statements. Such procedures may involve the establishment of special bank accounts and the use of wires, express mail or equivalent means. The establishment of such procedures, however, does not remove from either party any of the rights or obligations set forth in the other paragraphs of this Article.

E. The Reinsurer shall have the right to terminate the reinsurance on risks for which reinsurance premiums are in default by giving ninety days written notice of termination to the Company. The Insurance Department of the State of Minnesota shall be sent a copy of such written notice by registered mail. As of the close of the last day of this ninety-day notice period, all of the Reinsurer's liability for reinsurance on risks which are the subject of the termination notice shall terminate unless the Reinsurer shall have been paid the amount in default prior to that time.

         Notwithstanding termination of reinsurance as provided by this paragraph, the Company shall continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned by the Reinsurer under this Agreement.

F. There shall be no reinstatement of reinsurance terminated under paragraph E of this Article.

G. The first day of the ninety-day notice of termination under paragraph E of this Article shall be the day the notice shall be deposited in the mail addressed to the Company's Home Office, or, if the mail is not used, the day it is delivered to the Company's Home Office or to an officer of the Company.

H. Within thirty days following the close of each calendar quarter, the Company shall prepare and submit to the Reinsurer an in force listing of all risks reinsured under this Agreement setting forth pertinent data mutually agreed upon by all parties.

I. All amounts payable under this Agreement shall be payable in the lawful money of the United States; except, however, that they shall be payable in the lawful money of Canada if the Company's insurance is based on Canadian currency.

ARTICLE V - EXPENSES

The Company shall bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the issuance of the Company's insurance policies reinsured. The Reinsurer will reimburse the Company for the Reinsurer's share of any guaranty fund assessments with respect to the policies reinsured hereunder based on the percentage of the policies reinsured hereunder.

ARTICLE VI - INTEREST ON STATEMENTS AND CLAIMS

A. Interest accrual on all amounts owed from one party to the other begins on the tenth day following the end of the month. All interest credited shall be simple interest.

B. This arrangement shall take effect beginning with the [MONTH AND YEAR] statement. Interest accrual for the [MONTH AND YEAR] statement shall begin on [10TH OF THE NEXT FOLLOWING MONTH].

C. On the twentieth day of the month preceding the end of each calendar quarter (on the following business day if the twentieth day falls on a weekend or holiday), the interest rate shall be established which shall apply to any statements or claims due during the following calendar quarter.

D. The interest rate shall be the three-month Treasury Bill rate as stated in The Wall Street Journal.

ARTICLE VII - OVERSIGHTS

It is understood and agreed that if failure to comply with the terms of this Agreement is shown to be unintentional and the result of a misunderstanding or oversight on the part of either the Company or the Reinsurer, both the Company and the Reinsurer shall be restored to the positions they would have occupied had no such misunderstanding or oversight occurred, provided the failure is rectified within a reasonable time after discovery.

ARTICLE VIII - REDUCTIONS, TERMINATIONS AND CHANGES

A. If there is a contractual or non-contractual replacement or change in the insurance reinsured under this Agreement, the insurance shall continue to be reinsured with the Reinsurer.

B.       If the insurance reinsured under this Agreement increases and;

         1. The increase is subject to new underwriting evidence, the provisions of ARTICLE I - REINSURANCE COVERAGE shall apply to the increase in reinsurance.

         2. The increase is not subject to new underwriting evidence, the Reinsurer shall accept automatically the increase in reinsurance, provided that the total amount ceded does not exceed the Reinsurer's automatic binding limit.

C. If the amount of insurance provided by a policy reinsured under this Agreement is increased or reduced, the Reinsurer's share of such increase or reduction shall be the percentage set forth in Exhibit II, based on the date the policy was first reinsured under this Agreement.

D. If insurance reinsured under this Agreement is increased or, reduced, the Reinsurer's share of any adjustments to cash values, reserves, policy loans, or other shared values shall be the percentage set forth in Exhibit II, based on the date the policy was first reinsured under this Agreement.

E. If insurance reinsured under this Agreement is terminated, the reinsurance for the individual risk involved shall be terminated on the effective date of termination.

F. On facultative reinsurance, if the Company wishes to reduce the mortality rating, this reduction shall be reunderwritten on a facultative basis under the facultative provisions of this Agreement.

G. The Reinsurer shall refund to the Company all unearned reinsurance premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in this Article.

H. If there is a contractual or non-contractual replacement or change in the insurance reinsured under this Agreement, the reinsurance allowances set forth in Exhibit IV shall be calculated, based on policy duration from the original date of issue, unless full new underwriting evidence according to the Company's regular underwriting rules is required. If such evidence is required, then the reinsurance allowance shall be based on the effective date of the replacement or change, but only in the proportion and to the extent that full first year compensation is payable, and subject to approval of the Reinsurer.

ARTICLE IX - ACCESS TO RECORDS

A. The Reinsurer, by its duly authorized and appointed representatives, shall have the right at any reasonable time to examine at the office of the Company or the offices of any of the agencies which produce business for the Company, all papers and documents relating to reinsurance under this Agreement.

B. At least once each year, the independent auditors of the Company shall perform certain confirmation procedures, agreed upon by the Company and the Reinsurer, in connection with the reinsurance. A copy of the report of the independent auditor shall be furnished to the Reinsurer.

ARTICLE X - UNAUTHORIZED REINSURERS

The Reinsurer agrees to fund its share of the Company's ceded statutory reserves by:

1.       Escrow or trust accounts for the benefit of the Company; and/or

2.       Cash advances;

if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

ARTICLE XI - INSOLVENCY

A. In the event of the insolvency of the Company, all reinsurance shall be payable on the basis of the policies reinsured directly to its liquidator, receiver, conservator or statutory successor, without diminution because of the insolvency of the Company or because such liquidator, receiver, conservator or statutory successor has failed to pay all or a portion of any claim.

B. In the event of the insolvency of the Company, the liquidator, receiver, conservator or statutory successor shall give the Reinsurer written notice of the pendency of a claim on a policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of a claim, the Reinsurer may investigate such claim and interpose in the name of the Company, its liquidator, receiver, conservator or statutory successor, but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the Reinsurer may deem available to the Company or its liquidator, receiver, conservator or statutory successor.

C. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expenses of conservation, liquidation or insolvency to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in Interest elect to interpose a defense or defenses to such claim, the expense shall be apportioned as though such expense had been incurred by the Company.

ARTICLE XII - ARBITRATION

A. It is the intention of the parties that customs and usages of the business of reinsurance shall be given full effect in the interpretation of this Agreement. The parties shall act in all things with the highest good faith. A dispute or difference between the parties with respect to the operation or interpretation of this Agreement on which an amicable understanding cannot be reached shall be decided by arbitration. The arbitrators are empowered to decide all questions or issues and shall be free to reach their decisions from the standpoint of equity and customary practices of the insurance and reinsurance industry rather than from that of strict law.

B. There shall be three arbitrators who shall be active or retired officers of life insurance companies other than the contracting parties or their affiliates. Each of the contracting companies shall appoint one of the arbitrators and these two arbitrators shall select the third. In the event that either contracting party should fail to choose an arbitrator within thirty days after the other contracting party has given notice of its arbitrator appointment, that contracting company may choose two arbitrators, who shall in turn choose a third arbitrator before entering arbitration. If the two arbitrators are unable to agree upon the selection of a third arbitrator within thirty days following their appointment, each arbitrator shall nominate three candidates within ten days thereafter, two of whom the other shall decline and the decision shall be made by drawing lots.

C. The arbitrators shall decide by a majority of votes and from their written decision there can be no appeal. The cost of arbitration, including the fees of the arbitrators, shall be borne by the losing party unless the arbitrators decide otherwise.

ARTICLE XIII - RECAPTURE

Insurance reinsured under this Agreement shall not be eligible for recapture.

ARTICLE XIV - REINSTATEMENTS

If insurance shall lapse for nonpayment of premium and if it is reinstated in accordance with its terms and the rules of the Company, the applicable reinsurance shall be reinstated by the Reinsurer, subject to the condition that the Company shall pay to the Reinsurer all reinsurance premiums in the same manner as the Company shall receive its premiums under its policy.

ARTICLE XV - PARTIES TO THE AGREEMENT

This Agreement is for indemnity reinsurance solely between the Company and the Reinsurer. The acceptance of reinsurance shall not create any right or legal relation whatever between the Reinsurer and the insured or any other person having an interest in any kind of insurance issued by the Company.

ARTICLE XVI - SCOPE AND DURATION OF AGREEMENT

A. This Agreement shall be effective on April 1, 1998. This Agreement may be terminated with respect to new business to be reinsured thereafter at any time, subject to paragraph B of this Article, by either party giving both the following two written notices:

         1.       Ninety days notice of termination to the other party; and

         2. Ninety days notice of termination to the Department of Insurance of the State of Minnesota, by registered mail.

         Reinsurance of policies in force on the date of termination shall remain in force until the extinction of the Company's liability under the policies reinsured.

B. The first day of the ninety-day notice period in subparagraph 2 of paragraph A of this Article shall be:

         1. The day immediately following the day in which the notice is deposited as registered mail; or

         2. If delivered by means other than mail, the day the notice is delivered at the office of the Minnesota Insurance Department.

C. Notwithstanding the provisions of paragraph A of this Article, if the Reinsurer terminates this Agreement with respect to new reinsurance and the Company has not arranged for a replacement reinsurer for new reinsurance prior to the date of termination under paragraph A of this Article, the Company may, by written notice to the Reinsurer prior to expiration of the ninety day period referred to in paragraph A of this Article, require that this Agreement shall continue in effect for up to an additional ninety days.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered.

                                             LIFEUSA INSURANCE COMPANY



                                             By:/s/Robert W. MacDonald
                                                Robert W. MacDonald
                                                Chief Executive Officer


                                             ALLIANZ LIFE INSURANCE COMPANY
                                             OF NORTH AMERICA


                                             By:/s/Michael T. Westermeyer
                                                Michael T. Westermeyer
                                                Vice President, Secretary, and
                                                Corporate Legal Officer

                                    EXHIBIT I


                     LIFE AND ANNUITY COINSURANCE AGREEMENT
                            Effective: April 1, 1991

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota



The format of EXHIBIT I was changed as of September 1, 1993, to include only Policy Forms and Plan Codes. However, this Agreement shall continue to coinsure all state variations of the Policy Forms and Plan Codes in EXHIBIT I. Any state variations of Policy Forms and Plan Codes which may have inadvertently not been included in a previous EXHIBIT I to this Agreement shall be deemed to have been reinsured under this Agreement, according to the terms for that Policy Form and Plan Code, as at the date such policies were issued.


         PLAN CODE                                   DESCRIPTION

         POLICIES

        1000                       Security Assuror
        1100                       Security Planner
        1200                       Universal Annuity Life
        1250                       Universal Annuity Life with idea
        1300                       Asset Protector
        1400                       Universal Annuity Life III
        1450                       Universal Annuity Life III with idea
        2000                       Single Premium Security Assuror
        2100                       Single Premium Security Planner
        2200                       DUALife I
        2400                       DUALifeIII
        4000                       Assuror Annuity
        4100                       Planner Annuity
        4200                       Accumulator Annuity
        4203                       Buffet 5
        4208                       Accumulator Annuity
        4214                       Accumulator Classic with 10% Bonus and 4%
                                     Guarantee
        4250                       Single Premium Accumulator Annuity
        4253                       Single Premium Buffet 5
        4255                       Accumulator V Annuity
        4258                       Single Premium Accumulator Annuity

         PLAN CODE                                   DESCRIPTION

         POLICIES (CONTINUED)

        4300                       Single Premium Immediate Annuity
        4400                       EXCELerator Annuity - Ages 64 and under
        4410                       EXCELerator Annuity - Ages 65 and over
        4500                       Idea Annuity - Ages 64 and under
        4510                       Idea Annuity - Ages 65 and over
        4600                       Accumulator X Annuity
        4650                       Single Premium Accumulator X Annuity
        4700                       Universal Retirement Plan
        4800                       Accumulator Classic
        4810                       Accumulator Classic with 10% Bonus
        4850                       Single Premium Accumulator Classic
        4900                       Annuitizer
        4950                       Single Premium Annuitizer
        6000                       Step Rate Annuity
        6050                       Single Premium Step Rate Annuity
        6100                       Total Security Annuity
        6150                       Single Premium Total Security Annuity
        6200                       ANNU-A-DEX Single Premium Annuity
        6300                       Ideal Annuity
        6350                       Ideal Annuity GRO Conversion
       63009                       Ideal Index Annuity
       63109                       Ideal Index Annuity GRO without Index Rider
       63509                       Ideal Index Annuity GRO with Index Rider
       14004                       UAL III with higher commissions
       14504                       UAL III with higher commissions and idea
       42006                       Buffet 6
       42007                       Buffet 7
       42008                       Buffet 8
       42009                       Buffet 9
       42010                       Buffet 10
       42012                       Buffet 12
       42506                       Single Premium Buffet 6
       42507                       Single Premium Buffet 7
       42508                       Single Premium Buffet 8
       42509                       Single Premium Buffet 9
       42510                       Single Premium Buffet 10
       42512                       Single Premium Buffet 12
       42514                       SP Accumulator Classic-10% Bonus-4%
       Guarantee
       48510                       SP Accumulator Classic with 10% Bonus
       92000                       Senior Assuror

         PLAN CODE                                 DESCRIPTION

         RIDERS

       31001                       Waiver of Monthly Deduction
       31002                       Disability Income
       31003                       Accidental Death Benefit
       31004                       Guaranteed Insurability
       31005                       Children's Insurance Rider
       31006                       Family Insurance Rider
       31007                       Waiver of Monthly Premium
      310011                       Waiver of Monthly Premium (Unisex)
      310061                       Family Insurance Rider (Unisex)
       31008                       DUAL Waiver of Monthly Premium
       31009                       DUAL Disability Income on Insured Two

                                   EXHIBIT II


                     LIFE AND ANNUITY COINSURANCE AGREEMENT
                            Effective: April 1, 1991

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota


                             COINSURANCE PERCENTAGES


For all policies reinsured under this Agreement, the Company and the Reinsurer shall share the risks in accordance with the following schedule of coinsurance percentages:

                                      LIFE
                                      ----

      Policies First               Company's                     Reinsurer's
  Reinsured Between:                 Share                         Share
  ------------------               ---------                     -----------

04/01/91 and 12/31/91                 30.0%                         70.0%

01/01/92 and 12/31/92                 30.0%                         70.0%

01/01/93 and 06/30/93                 35.0%                         65.0%

07/01/93 and 09/30/95                 50.0%                         50.0%

10/01/95 and thereafter               25.0%                         75.0%




                                    ANNUITIES
                                    ---------

04/01/91 and 12/31/91                 25.0%                         75.0%

01/01/92 and 12/31/92                 25.0%                         75.0%

01/01/93 and 06/30/93                 35.0%                         65.0%

07/01/93 and 09/30/95                 50.0%                         50.0%

10/01/95 and thereafter               25.0%                         75.0%

                                   EXHIBIT III


                     LIFE AND ANNUITY COINSURANCE AGREEMENT
                            Effective: April 1, 1991

                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota




Exhibit III will consist of the Preliminary Application for Reinsurance to be agreed by the Reinsurers. A copy of the Preliminary Application for Reinsurance used by Republic-Vanguard Life will be Exhibit III.

                                   EXHIBIT IV


                     LIFE AND ANNUITY COINSURANCE AGREEMENT
                            Effective: April 1, 1991


                                    issued to

                            LIFEUSA INSURANCE COMPANY
                             Minneapolis, Minnesota



                                   ALLOWANCES


1. The Reinsurer shall pay the Company allowances on "policy", "initial", and "renewal" premiums as set forth in Sections 2, 3, 4, 5, 6, 7 and 8 of this Exhibit. In all cases, allowances shall apply to the policy described, including any riders attached thereto.

2. The Reinsurer shall pay to the Company an allowance equal to a percentage of the reinsured portion of each policy's "policy" premium. The "policy" premium is the annualized first year planned target premium, as determined on the date of issue. The percentage, for policies issued after the effective date of this Agreement, shall be 30.0% for Plans 1000, 1200, 1250, 1400, 1450, 2200, 2400, 14004, and
        14504 (and all state variations), the Security Assuror, Universal Annuity Life, Universal Annuity Life with idea, Universal Annuity Life III, Universal Annuity Life III with idea, DUALife, DUALife III, Universal Annuity Life III with higher commissions, and Universal Annuity Life III with higher commissions and idea, respectively, and 35.0% for Plan 1100 (and all state variations), the Security Planner.

3. The Reinsurer shall pay to the Company an allowance equal to 120.0% of the reinsured portion of each policy's "initial" premium for Plans 1000, 1100, 1200, 1250, 1400, 1450, 2200, and 2400 (and all state variations)
        and 135.0% for Plans 14004 and 14504 (and all state variations). The "initial" premium is the fully commissionable portion of the first year premium actually received, within the first fifteen months, by the Company from the insured.

4.      For Plans 1000, 1100, 1200, 1250, 1400, 1450, 2200, 2400, 14004, and
        14504, the Reinsurer shall pay to the Company an allowance equal to a percentage of the reinsured portion of each policy's "renewal" premium. The "renewal" premium is any deposit or premium actually received by the Company from the insured, which does not qualify as "initial" premium as defined in Section 3 of this Exhibit. The percentage shall be 18% for deposits and premium received prior to the fifth policy anniversary, 15.5% for deposits on the fifth through ninth policy anniversaries, and 12-1/2% for deposits and premiums received on or after the tenth policy anniversary. "Renewal" premium may include premiums or deposits received prior to the first policy anniversary.

5. The Reinsurer shall pay to the Company an allowance equal to a percentage of the reinsured portion of any policy's "single" premium. The single premium is the fully commissionable portion of the premium or the excess premium actually received by the Company from the insured for Plans 2000 and 2100. The percentage shall be 20% for Plan 2000 (and all state variations) and 18% for Plan 2100 (and all state variations).

6. The Reinsurer shall pay to the Company the following reinsurance allowances, which are equal to a percentage of the reinsured portion of any policy's total collected premium for the policy year:

   ANNUITY         ISSUE           FIRST YEAR           RENEWAL ALLOWANCES
    PLAN            AGE            ALLOWANCE           YEARS 2-5        YEARS 6+
 ----------      --------          ----------          ---------        --------

   4000          Below 61             17.50%             15.0%           10.0%
   4000          Above 60             15.00%             10.0%            7.5%
   4100          Below 61             12.50%             10.0%            7.5%
   4100          Above 60             12.50%              8.0%            6.0%
   4400          Below 56             15.25%
   4400          56 through 64        14.30%
   4500          Below 56             15.25%
   4500          56 through 64        14.30%
   4410          Above 64             13.05%
   4510          Above 64             13.05%
   4900          Below 56             22.00%             22.0%           13.0%
   4950          56 through 64        18.50%             18.5%           11.5%
   6000          Below 56             17.00%             17.0%           13.0%
   6050          56 through 64        14.50%             14.5%           11.5%
   6300          Below 56             19.50%
   6300          56 through 80        17.30%
   6350          Below 56              0.00%
   6350          56 through 80         0.00%
  63009          Below 56             19.50%
  63009          56 through 64        17.30%
  63109          All                   0.00%
  63509          All                   0.00%

        For policies issued through December 31, 1996, the Reinsurer shall grant additional ceding allowances equal to 0.20% of any policy's total collected premium for policy years two through ten plus 0.20% of any policy's account value as of the beginning of policy years two through ten.

        For policies issued on or after January 1, 1997, the Reinsurer shall grant additional ceding allowances equal to 0.16% of any policy's total collected premium for policy years two and thereafter plus 0.16% of any policy's account value as of the beginning of policy years two and thereafter.

7. The Reinsurer shall pay to the Company the following reinsurance allowances, which are equal to a percentage of the reinsured portion of any policy's total collected premium for the policy year, separate percentages applying to that portion of the total collected premium for the policy year up to the planned premium called for in the policy and to that portion of the total collected premium for the policy year which is in excess of the planned premium called for in the policy:

               Portion of Collected Premium Up to Planned Premium

 ANNUITY          ISSUE         FIRST YEAR          RENEWAL ALLOWANCES
   PLAN            AGE          ALLOWANCE          YEARS 2-5        YEARS 6+
----------      --------        ----------         ---------        --------

  4200          Below 56             22.0%             22.0%           13.0%
  4200          Above 55             18.5%             18.5%           11.5%
  4203          Below 56             22.0%             22.0%           13.0%
  4203          Above 55             18.5%             18.5%           11.5%
  4208          Below 56             22.0%             22.0%           13.0%
  4208          Above 55             18.5%             18.5%           11.5%
  4214          Below 56             22.0%             22.0%           13.0%
  4214          Above 55             18.5%             18.5%           11.5%
  4250          Below 56             15.5%             15.5%            7.0%
  4250          Above 55             13.0%             13.0%            7.0%
  4253          Below 56             15.5%             15.5%            7.0%
  4253          Above 55             13.0%             13.0%            7.0%
  4255          Below 56             15.5%             15.5%            7.0%
  4255          Above 55             13.0%             13.0%            7.0%
  4258          Below 56             15.5%             15.5%            7.0%
  4258          Above 55             13.0%             13.0%            7.0%
  4300          All                   8.5%              0.0%            0.0%
  4600          Below 56             15.5%             15.5%           13.0%
  4600          Above 55             13.0%             13.0%           11.5%
  4650          Below 56             15.5%             15.5%            7.0%
  4650          Above 55             13.0%             13.0%            7.0%
  4800          Below 56             22.0%             22.0%           13.0%
  4800          Above 55             18.5%             18.5%           11.5%
  4810          Below 56             22.0%             22.0%           13.0%
  4810          Above 55             18.5%             18.5%           11.5%
  4850          Below 56             15.5%             15.5%            7.0%
  4850          Above 55             13.0%             13.0%            7.0%
  6100          All                  17.5%             17.5%           17.5%
  6150          All                  17.5%             17.5%           17.5%

ANNUITY              ISSUE         FIRST YEAR         RENEWAL ALLOWANCES
  PLAN                AGE          ALLOWANCE         YEARS 2-5        YEARS 6+
----------         --------        ----------        ---------        --------

CONTINUED. . .

42006              Below 56             22.0%            22.0%           13.0%
42006              Above 55             18.5%            18.5%           11.5%
42007              Below 56             22.0%            22.0%           13.0%
42007              Above 55             18.5%            18.5%           11.5%
42008              Below 56             22.0%            22.0%           13.0%
42008              Above 55             18.5%            18.5%           11.5%
42009              Below 56             22.0%            22.0%           13.0%
42009              Above 55             18.5%            18.5%           11.5%
42010              Below 56             22.0%            22.0%           13.0%
42010              Above 55             18.5%            18.5%           11.5%
42012              Below 56             22.0%            22.0%           13.0%
42012              Above 55             18.5%            18.5%           11.5%
42506              Below 56             15.5%            15.5%            7.0%
42506              Above 55             13.0%            13.0%            7.0%
42507              Below 56             15.5%            15.5%            7.0%
42507              Above 55             13.0%            13.0%            7.0%
42508              Below 56             15.5%            15.5%            7.0%
42508              Above 55             13.0%            13.0%            7.0%
42509              Below 56             15.5%            15.5%            7.0%
42509              Above 55             13.0%            13.0%            7.0%
42510              Below 56             15.5%            15.5%            7.0%
42510              Above 55             13.0%            13.0%            7.0%
42512              Below 56             15.5%            15.5%            7.0%
42512              Above 55             13.0%            13.0%            7.0%
42514              Below 56             15.5%            15.5%            7.0%
42514              Above 55             13.0%            13.0%            7.0%
48510              Below 56             15.5%            15.5%            7.0%
48510              Above 55             13.0%            13.0%            7.0%

            Portion of Collected Premium in Excess of Planned Premium

 ANNUITY             ISSUE         FIRST YEAR         RENEWAL ALLOWANCES
   PLAN               AGE          ALLOWANCE         YEARS 2-5        YEARS 6+
----------         --------        ----------        ---------        --------

  4200             Below 56             15.5%            15.5%            7.0%
  4200             Above 55             13.0%            13.0%            7.0%
  4203             Below 56             15.5%            15.5%            7.0%
  4203             Above 55             13.0%            13.0%            7.0%
  4208             Below 56             15.5%            15.5%            7.0%
  4208             Above 55             13.0%            13.0%            7.0%
  4214             Below 56             15.5%            15.5%            7.0%
  4214             Above 55             13.0%            13.0%            7.0%

 ANNUITY             ISSUE           FIRST YEAR       RENEWAL ALLOWANCES
   PLAN               AGE            ALLOWANCE       YEARS 2-5        YEARS 6+
----------         --------          ----------      ---------        --------

CONTINUED. . .

 4250              Below 56             15.5%          15.5%            7.0%
 4250              Above 55             13.0%          13.0%            7.0%
 4253              Below 56             15.5%          15.5%            7.0%
 4253              Above 55             13.0%          13.0%            7.0%
 4255              Below 56             15.5%          15.5%            7.0%
 4255              Above 55             13.0%          13.0%            7.0%
 4258              Below 56             15.5%          15.5%            7.0%
 4258              Above 55             13.0%          13.0%            7.0%
 4300              All                   8.5%           0.0%            0.0%
 4600              Below 56             15.5%          15.5%            7.0%
 4600              Above 55             13.0%          13.0%            7.0%
 4650              Below 56             15.5%          15.5%            7.0%
 4650              Above 55             13.0%          13.0%            7.0%
 4800              Below 56             15.5%          15.5%            7.0%
 4800              Above 55             13.0%          13.0%            7.0%
 4810              Below 56             15.5%          15.5%            7.0%
 4810              Above 55             13.0%          13.0%            7.0%
 4850              Below 56             15.5%          15.5%            7.0%
 4850              Above 55             13.0%          13.0%            7.0%
 6100              All                  17.5%          17.5%            6.5%
 6150              All                  17.5%          17.5%            6.5%
42006              Below 56             15.5%          15.5%            7.0%
42006              Above 55             13.0%          13.0%            7.0%
42007              Below 56             15.5%          15.5%            7.0%
42007              Above 55             13.0%          13.0%            7.0%
42008              Below 56             15.5%          15.5%            7.0%
42008              Above 55             13.0%          13.0%            7.0%
42009              Below 56             15.5%          15.5%            7.0%
42009              Above 55             13.0%          13.0%            7.0%
42010              Below 56             15.5%          15.5%            7.0%
42010              Above 55             13.0%          13.0%            7.0%
42012              Below 56             15.5%          15.5%            7.0%
42012              Above 55             13.0%          13.0%            7.0%
42506              Below 56             15.5%          15.5%            7.0%
42506              Above 55             13.0%          13.0%            7.0%
42507              Below 56             15.5%          15.5%            7.0%
42507              Above 55             13.0%          13.0%            7.0%
42508              Below 56             15.5%          15.5%            7.0%
42508              Above 55             13.0%          13.0%            7.0%
42509              Below 56             15.5%          15.5%            7.0%
42509              Above 55             13.0%          13.0%            7.0%

 ANNUITY             ISSUE            FIRST YEAR        RENEWAL ALLOWANCES
   PLAN               AGE             ALLOWANCE       YEARS 2-5        YEARS 6+
----------         --------           ----------      ---------        --------
CONTINUED. . .
42510              Below 56             15.5%          15.5%            7.0%
42510              Above 55             13.0%          13.0%            7.0%
42512              Below 56             15.5%          15.5%            7.0%
42512              Above 55             13.0%          13.0%            7.0%
42514              Below 56             15.5%          15.5%            7.0%
42514              Above 55             13.0%          13.0%            7.0%
48510              Below 56             15.5%          15.5%            7.0%
48510              Above 55             13.0%          13.0%            7.0%

        For policies issued through December 31, 1996, the Reinsurer shall grant additional ceding allowances equal to 0.20% of any policy's total collected premium for policy years two through ten plus 0.20% of any policy's account value as of the beginning of policy years two through ten.

        For policies issued on or after January 1, 1997, the Reinsurer shall grant additional ceding allowances equal to 0.16% of any policy's total collected premium for policy years two and thereafter plus 0.16% of any policy's account value as of the beginning of policy years two and thereafter.

8. For policies issued through December 31, 1994, the Reinsurer shall pay to the Company reinsurance allowances for Plan 4700, the Universal Retirement Plan, which shall be according to the following two schedules, the reinsurance allowances being dependent on whether the policy reinsured was sold through the Universal Benefits Life Division
        (UBL) or the General Market Division (GM). UBL policies are administered on the FIMMAS computer system, and the GM policies are administered on the VersaTUL computer system.

                      SCHEDULE ONE: GENERAL MARKET DIVISION

               Portion of Collected Premium Up to Planned Premium

 ANNUITY        ISSUE     FIRST YEAR             RENEWAL ALLOWANCES
   PLAN          AGE      ALLOWANCE     YEARS 2-5      YEARS 6-10      YEARS 11+
----------   ----------   ----------    ---------      ----------      ---------

4700           15 - 40         80.0%      17.0%          9.0%            6.0%
4700           41 - 65         62.5%      15.0%          9.0%            6.0%

            Portion of Collected Premium In Excess of Planned Premium

 ANNUITY        ISSUE      FIRST YEAR             RENEWAL ALLOWANCES
   PLAN         AGE       ALLOWANCE     YEARS 2-5      YEARS 6-10      YEARS 11+
----------  ----------    ----------    ---------      ----------      ---------

4700          15 - 40          14.0%      17.0%          9.0%            6.0%
4700          41 - 65          12.0%      15.0%          9.0%            6.0%

                 SCHEDULE TWO: UNIVERSAL BENEFITS LIFE DIVISION

               Portion of Collected Premium Up to Planned Premium

 ANNUITY       ISSUE        FIRST YEAR          RENEWAL ALLOWANCES
   PLAN         AGE         ALLOWANCE          YEARS 2-10       YEARS 11+
----------   --------       ----------         ----------       ---------

  4700       15 - 40             80.0%              9.0%            6.0%
  4700       41 - 65             62.5%              9.0%            6.0%

            Portion of Collected Premium in Excess of Planned Premium

 ANNUITY       ISSUE        FIRST YEAR          RENEWAL ALLOWANCES
   PLAN         AGE         ALLOWANCE          YEARS 2-10       YEARS 11+
----------   --------       ----------         ----------       ---------

  4700       15 - 40             14.0%              9.0%            6.0%
  4700       41 - 65             12.0%              9.0%            6.0%

        For policies issued prior to January 1, 1995, for UBL business only, the Reinsurer shall grant additional ceding allowances equal to 0.35% of any policy's annuitization value at the beginning of each renewal policy year, beginning with policy year two.

        For policies issued on or after January 1, 1995, the Reinsurer shall pay to the Company reinsurance allowances for all policies issued as Plan 4700 the reinsurance allowances specified in Schedule One of this Section.

9. The Reinsurer shall pay to the Company an allowance equal to 145% of "Control Premium" actually received by the Company from the insured for Plan 1300, the Asset Protector. The Control Premiums are shown on the attached Schedule A to this Exhibit. The Reinsurer shall pay to the Company an allowance equal to 11% of premiums actually received by the Company from the insured in excess of the Control Premium.

10. For the Single Premium Annu-A-Dex Annuity, Plan 6200, the Reinsurer shall pay to the Company the following reinsurance allowances, which are equal to a percentage of any policy's total collected premium for the policy year:

          ANNUITY        ISSUE          FIRST YEAR
            PLAN          AGE           ALLOWANCE
          ----------   --------         ----------
            6200       Below 61          12.25%
            6200       61 through 75     11.25%

        For Plan 6200, the Reinsurer shall pay to the Company additional reinsurance allowances equal to the following:

        a. 3.00% of the annuitization value at the beginning of policy year eight, policy year fifteen, and at the beginning of each seventh policy year thereafter, if the policy is in deferral at the time; plus,

        b. 0.25% of the annuitization value as of the beginning of policy years two and thereafter; plus,

        c. 0.16% of any policy's account value as of the beginning of policy years two and thereafter.

                                   SCHEDULE A

                                       to

                                   EXHIBIT IV
                           (Effective: April 1, 1990)

                                CONTROL PREMIUMS


              ISSUE                    MALE                        FEMALE
               AGE                    RATES*                       RATES*
              -----                   ------                       ------

               50                      23.00                        19.00
               51                      23.00                        19.00
               52                      24.00                        20.00
               53                      26.00                        21.00
               54                      28.00                        22.00
               55                      30.00                        23.00
               56                      31.50                        24.00
               57                      33.00                        25.00
               58                      34.50                        26.50
               59                      36.00                        28.00
               60                      37.50                        29.50
               61                      39.00                        31.00
               62                      40.50                        32.50
               63                      42.00                        34.00
               64                      43.50                        35.50
               65                      45.00                        37.00
               66                      46.00                        38.00
               67                      47.00                        39.00
               68                      48.00                        40.00
               69                      49.00                        41.00
               70                      50.00                        42.00
               71                      50.00                        43.00
               72                      50.00                        44.00
               73                      50.00                        45.00
               74                      50.00                        45.00
               75                      50.00                        45.00
               76                      50.00                        45.00
               77                      50.00                        45.00
               78                      50.00                        45.00
               79                      50.00                        45.00
               80                      50.00                        45.00

*Plus $90.00 policy fee

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into as of January 1, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and ROBERT W. MACDONALD (the "Executive").

                                R E C I T A L S:

         WHEREAS, the Executive is now and has been a director and the Chairman and Chief Executive Officer of the Company and the Chief Executive Officer of LifeUSA Insurance Company, the Company's wholly-owned stock life insurance subsidiary ("LifeUSA"), and serves as an officer and/or director of certain other subsidiaries of the Company;

         WHEREAS, the Executive and the Company wish to enter into this Agreement to provide for the continued employment of Executive; and

         WHEREAS, the Executive and the Company are willing to enter into this Agreement upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed as the Chairman and Chief Executive Officer of the Company and the Chief Executive Officer of LifeUSA with the duties and responsibilities attendant to such positions. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement. The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company; provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through December 31, 2002; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1998 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective; provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including service as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $775,000 payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"); provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         (f) Deferred Compensation. As an incentive for his continued employment with the Company, a deferred compensation plan on the terms of this paragraph 3(f) (the "Deferred Compensation") is hereby established for executive on the terms set forth in this paragraph 3(f). The following amounts will be added to the Deferred Compensation as of December 31st of each complete year beginning December 31, 1998 through December 31, 2002 that Executive has continued to be employed by the Company under this Agreement:

                Date                Amount Added to Deferred Compensation
          -----------------         -------------------------------------
          December 31, 1998                           $100,000
          December 31, 1999                           $200,000
          December 31, 2000                           $300,000
          December 31, 2001                           $400,000
          December 31, 2002                           $500,000

When an amount is added to the Deferred Compensation hereunder, the Executive shall designate one of a type of annuities issued by LifeUSA (such designated annuity is referred as the "Selected Annuity") and upon termination of his employment for any reason he or his designated beneficiary in the event of his death will receive a monthly payment during the ten years immediately following such termination equal to the monthly payment which would be then made under the Selected Annuity (as if purchased on the date on which the respective amounts were added to Deferred Compensation and taking into consideration the interest and any bonuses payable with respect to the Selected Annuity) for a ten year certain payment option. The Deferred Compensation shall be an unsecured obligation of the Company. When Executive designates the Selected Annuity and an amount is added to the Deferred Compensation under this paragraph, the Company shall purchase the Selected Annuity from LifeUSA for the purpose of determining payment of its obligations under this paragraph 3(f). The Selected Annuity shall continue its interest accumulation until the termination of Executive's employment and such interest accumulation shall be taken into account in determining the payments due Executive after termination of his employment.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times the duly elected the Chairman and Chief Executive Officer of the Company and Chief Executive Officer of LifeUSA;
(ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph

         2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control, the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year during which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if Executive obtains new employment with comparable benefits during the Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which Executive would not otherwise be entitled, and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

                  (v) Deferred Compensation. Any remaining amount of Deferred Compensation shall be considered earned as of the Termination and the payments under the paragraph 3(f) shall commence upon the Termination Date.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy, and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4, and the rights of the

Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliates or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director, cease for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control, the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive or the Company on the Termination Date, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory. If the Termination Date is before a Change in Control and the Executive is entitled to severance under paragraph 4(f), the Executive may, at Executive's option, reduce the Noncompete Period if Executive agrees to forego the severance benefits under paragraph 4(f)(i) and (ii) for the period that Executive elects to shorten the Noncompete Period except that the Noncompete Period may not be shortened to be less than three years.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraph 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company's successors and assigns, including any person which may acquire LifeUSA.

         11. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         12. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         13. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party.

         14. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                                 LIFE USA HOLDING, INC.

                                                 By /s/Margery G. Hughes
                                                    ----------------------------
                                                    Margery G. Hughes, President




                                                 /s/Robert W. MacDonald
                                                 -------------------------------
                                                 Robert W. MacDonald

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDED AND RESTATED AGREEMENT is made and entered into as of January 1, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and MARGERY G. HUGHES (the "Executive").

                                R E C I T A L S:

         WHEREAS, the Company and the Executive have entered into the employment agreement dated as of January 1, 1997 (the "1997 Agreement");

         WHEREAS, in connection with the anticipated investment in the Company by Allianz Life Insurance Company of North America ("Allianz") pursuant to the stock purchase agreement dated as of January 13, 1998 (the "Allianz Agreement") between the Company and Allianz, Allianz has requested certain changes in the 1997 Agreement;

         WHEREAS, the Executive desires to facilitate the investment by Allianz in the Company by amending and restating the 1997 Agreement in its entirety as set forth in this Agreement; and

         WHEREAS, Allianz has agreed to purchase certain shares of the Company's common stock owned by Executive pursuant to the stock purchase agreement dated January 13, 1998 between Allianz and Executive, and, as a condition of Allianz's obligations thereunder, Executive has agreed to enter into this Agreement;

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed as the President and Chief Operating Officer of the Company with the duties and responsibilities attendant to such position. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement. The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company; provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through December 31, 2000; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1998 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective; provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including service as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $349,375, payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"); provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times a duly elected President and Chief Operating Officer of the Company; (ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the

         Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph 2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control, the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year in which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if Executive obtains new employment with comparable benefits during the

         Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which Executive would not otherwise be entitled and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), plus the amount of the Deemed Bonus (as defined below), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4 and the rights of the Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliates or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director cease, for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control, and in the case of a voluntary termination by the Executive under paragraph 4(d) or a termination by the Company for Cause under paragraph 4(b), the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive at the time of his notice of voluntary resignation or given by the Company at the time of its notice of termination for Cause, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraphs 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company's successors and assigns, including any person which may acquire LifeUSA Insurance Company.

         11. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         12. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         13. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party.

         14. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         15. Amended and Restated Agreement. This Agreement amends and restates in its entirety the 1997 Agreement and the 1997 Agreement shall have no further force or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Agreement as of the day and year first written above.

                                                LIFE USA HOLDING, INC.



                                                By /s/Robert W. MacDonald
                                                   -----------------------------
                                                   Robert W. MacDonald, Chairman
                                                   and Chief Executive Officer





                                                /s/Margery G. Hughes
                                                --------------------------------
                                                Margery G. Hughes

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into as of January 1, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and DONALD J. URBAN (the "Executive").

                                R E C I T A L S:

         WHEREAS, the Executive is now and has been a director and the Senior Vice President and Director of Sales of the Company and the President of LifeUSA Insurance Company, the Company's wholly-owned stock life insurance subsidiary ("LifeUSA"), and serves as an officer and/or director of certain other subsidiaries of the Company;

         WHEREAS, the Executive and the Company wish to enter into this Agreement to provide for the continued employment of Executive; and

         WHEREAS, the Executive and the Company are willing to enter into this Agreement upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed as the Senior Vice President and Director of Sales of the Company and the President of LifeUSA with the duties and responsibilities attendant to such positions. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement. The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company; provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through December 31, 2000; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1998 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective; provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including service as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $333,900, payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"); provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual

Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times a duly elected Senior Vice President of the Company and the President of LifeUSA; (ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty

         (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph 2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control, the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year during which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if Executive obtains new employment with comparable benefits during the Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which Executive would not otherwise be entitled and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), plus the amount of the Deemed Bonus (as defined below), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy, and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4, and the rights of the Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliates or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director cease, for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages, throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control and in the case of a voluntary termination by the Executive under paragraph 4(d) or a termination by the Company for Cause under paragraph 4(b), the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive at the time of his notice of voluntary resignation or given by the Company at the time of its notice of termination for Cause, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this

Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraphs 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company's successors and assigns, including any person which may acquire LifeUSA.

         11. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         12. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         13. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party.

         14. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                                LIFE USA HOLDING, INC.



                                                By /s/Robert W. MacDonald
                                                   -----------------------------
                                                   Robert W. MacDonald, Chairman
                                                   and Chief Executive Officer





                                                   /s/Donald J. Urban
                                                   -----------------------------
                                                   Donald J. Urban

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDED AND RESTATED AGREEMENT is made and entered into as of January 1, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and MARK A. ZESBAUGH (the "Executive").

                                R E C I T A L S:

         WHEREAS, the Company and the Executive have entered into the employment agreement dated as of January 1, 1997 (the "1997 Agreement");

         WHEREAS, in connection with the anticipated investment in the Company by Allianz Life Insurance Company of North America ("Allianz") pursuant to the stock purchase agreement dated as of January 13, 1998 (the "Allianz Agreement") between the Company and Allianz, Allianz has requested certain changes in the 1997 Agreement;

         WHEREAS, the Executive desires to facilitate the investment by Allianz in the Company by amending and restating the 1997 Agreement in its entirety as set forth in this Agreement; and

         WHEREAS, Allianz has agreed to purchase certain shares of the Company's common stock owned by Executive pursuant to the stock purchase agreement dated January 13, 1998 between Allianz and Executive, and, as a condition of Allianz's obligations thereunder, Executive has agreed to enter into this Agreement;

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed as Executive Vice President and Chief Financial Officer of the Company with the duties and responsibilities attendant to such position. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement.

The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company; provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through December 31, 2000; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1998 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective; provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including service as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $268,750, payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"); provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times a duly elected Executive Vice President and Chief Financial Officer of the Company; (ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the

         Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph 2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control, the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year in which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if Executive obtains new employment with comparable benefits during the

         Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which Executive would not otherwise be entitled and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), plus the amount of the Deemed Bonus (as defined below), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4 and the rights of the Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliates or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director cease, for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control, and in the case of a voluntary termination by the Executive under paragraph 4(d) or a termination by the Company for Cause under paragraph 4(b), the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive at the time of his notice of voluntary resignation or given by the Company at the time of its notice of termination for Cause, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraphs 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company's successors and assigns, including any person which may acquire LifeUSA Insurance Company.

         11. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         12. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         13. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party.

         14. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         15. Amended and Restated Agreement. This Agreement amends and restates in its entirety the 1997 Agreement and the 1997 Agreement shall have no further force or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Agreement as of the day and year first written above.

                                               LIFE USA HOLDING, INC.



                                               By /s/Robert W. MacDonald
                                                  -----------------------------
                                                  Robert W. MacDonald, Chairman
                                                  and Chief Executive Officer





                                               /s/Mark A. Zesbaugh
                                               -----------------------------
                                               Mark A. Zesbaugh

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into as of January 1, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and BRADLEY E. BARKS (the "Executive").

                                R E C I T A L S:

         WHEREAS, the Executive is now and has been the Senior Vice President - Finance of the Company;

         WHEREAS, the Executive and the Company wish to enter into this Agreement to provide for the continued employment of Executive; and

         WHEREAS, the Executive and the Company are willing to enter into this Agreement upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed as the Senior Vice President - Finance of the Company with the duties and responsibilities attendant to such position. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement. The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company; provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through

December 31, 2000; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1998 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective; provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including service as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $200,000, payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"); provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times a duly elected Senior Vice President
- Finance of the Company; (ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph 2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control, the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year in which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if Executive obtains new employment with comparable benefits during the Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which Executive would not otherwise be entitled and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), plus the amount of the Deemed Bonus (as defined below), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of
         Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4 and the rights of the Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliates or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director cease, for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control, and in the case of a voluntary termination by the Executive under paragraph 4(d) or a termination by the Company for Cause under paragraph 4(b), the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive at the time of his notice of voluntary resignation or given by the Company at the time of its notice of termination for Cause, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraphs 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company's successors and assigns, including any person which may acquire LifeUSA Insurance Company.

         11. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         12. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         13. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party.

         14. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                                LIFE USA HOLDING, INC.



                                                By /s/Robert W. MacDonald
                                                  -----------------------------
                                                   Robert W. MacDonald, Chairman
                                                   and Chief Executive Officer





                                                /s/Bradley E. Barks
                                                -----------------------------
                                                Bradley E. Barks

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into as of January 1, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and CHARLES M. KAVITSKY (the "Executive").

                                R E C I T A L S:

         WHEREAS, the Executive is now and has been the Senior Vice President of LifeUSA Insurance Company, the Company's wholly-owned stock life insurance subsidiary ("LifeUSA"), and serves as an officer and/or director of certain other subsidiaries of the Company;

         WHEREAS, the Executive and the Company wish to enter into this Agreement to provide for the continued employment of Executive; and

         WHEREAS, the Executive and the Company are willing to enter into this Agreement upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Employment and Duties. The parties hereby agree that, during the term of this Agreement as set forth in paragraph 2 below, the Executive shall be employed as a Senior Vice President of LifeUSA with the duties and responsibilities attendant to such position. In discharging such duties and responsibilities, the Executive may also serve as an executive officer and/or director of any direct or indirect subsidiary of the Company (collectively the "Subsidiaries"). The salary, other compensation and benefits provided herein may be allocated among the Company and the Subsidiaries based upon the portion of the Executive's services provided to the Company and each of the Subsidiaries, respectively, and the Executive shall assist the Company in making such allocation as the Company may reasonably request. During the term of this Agreement, the Executive shall apply on a full-time basis (allowing for usual vacations and sick leave) all of the Executive's skill and experience to the performance of the Executive's duties hereunder with the Company and the Subsidiaries. It is understood that the Executive may have other business investments and participate in charitable organizations which may, from time to time, require minor portions of Executive's time, but which shall not interfere or be inconsistent with the Executive's duties under this Agreement. The Executive shall perform the Executive's duties at the Company's principal executive offices in Minneapolis, Minnesota or at such other location as may be mutually agreed upon by the Executive and the Company; provided that the Executive shall travel to other locations at such times as may be necessary for the performance of the Executive's duties under this Agreement.

         2. Term of Employment. Unless sooner terminated as provided in paragraph 4 below, the term of this Agreement shall commence on the date hereof and shall continue through December 31, 2000; provided that the term shall be automatically extended for one year on each December 31st commencing December 31, 1998 unless either party gives written notice to the other prior to the date on which the automatic extension would be effective; provided that the term shall not be extended beyond Executive's sixty-fifth (65th) birthday.

         3. Compensation and Benefits. During the term of this Agreement, the Executive shall be entitled to the following compensation and benefits for service to the Company and the Subsidiaries, including service as a director of the Company or its Subsidiaries:

         (a) Base Salary. The Executive shall be paid a base salary at a minimum annual rate of $[1998 BASE SALARY TO BE INSERTED WHEN DETERMINED], payable in accordance with the Company's customary payroll policy, which salary shall be reviewed and may be increased from time to time at the discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Base Salary"); provided that the amount of the Base Salary shall not be reduced after it has been increased by the Board of Directors or the Compensation Committee without the Executive's written consent. The performance of the Executive shall be reviewed at least once each calendar year which may be at the same time as any adjustment to the Base Salary of Executive.

         (b) Bonus. The Executive shall, in addition to the Base Salary, also be entitled to a cash annual bonus (the "Annual Bonus") based on the achievement by the Company of performance goals established by the Board of Directors or the Compensation Committee of the Company's Board of Directors.

         (c) Stock Incentives. The Executive shall be eligible to receive stock options under any stock based plan from time to time adopted by the Company (the "Stock Plans"), as from time to time determined by the Board of Directors or Stock Option Committee of the Company's Board of Directors.

         (d) Reimbursement of Expenses. The Company shall reimburse the Executive for all business expenses properly documented in accordance with the Company's expense reimbursement policy.

         (e) Other Benefits. The Executive shall be entitled to participate and shall be included in any employee benefit plan, medical/dental coverage plan, life insurance plan, disability coverage plan, or similar benefit plan of the Company now existing or established hereafter which are generally applicable to executives of the Company.

         4. Termination of Employment.

         (a) Death or Disability. In the event of the Executive's death or disability (as defined in the Company's long term disability plan then in effect), the employment of the Executive hereunder shall terminate and the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate as of the end of the month in which such death or disability occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to Company executives then in effect.

         (b) Termination for Cause by the Company. By following the procedure set forth in paragraph 4(e), the Company shall have the right to terminate the employment of the Executive for "Cause" in the event the Executive: (i) has repeatedly failed to perform the Executive's duties under this Agreement, which failure is willful and deliberate; (ii) has engaged in an act or acts of dishonesty which is or are intended to result in substantial personal enrichment for the Executive; (iii) has knowingly engaged in conduct which is materially injurious to the Company; (iv) is convicted of, or pleads nolo contendere to (A) any felony (other than any felony arising out of negligence), or (B) any crime or offense involving dishonesty with respect to the Company or any of the Subsidiaries; (v) has failed to comply with the covenants contained in paragraph 5 of this Agreement; or (vi) knowingly provides materially misleading information concerning the Company to the Board of Directors of the Company or any of its Subsidiaries, any governmental body or regulatory agency or to any lender or other financing source or proposed financing source of the Company or its Subsidiaries. If the employment of the Executive is terminated by the Company for Cause, the Company's obligation to make further Base Salary and Annual Bonus (to the extent not yet earned) payments hereunder shall thereupon terminate, except the Executive shall receive the Base Salary through the end of the month during which such a termination occurs. The Executive's rights to other compensation and benefits shall be determined under the Company's benefit plans and policies applicable to executives of the Company then in effect.

         (c) Termination for Good Reason by the Executive. By following the procedure set forth in paragraph 4(e), the Executive shall have the right to terminate the Executive's employment with the Company for "Good Reason" in the event (i) the Executive is not at all times a duly elected Senior Vice President of LifeUSA; (ii) there is any material reduction in the scope of the Executive's authority and responsibility; (iii) there is a reduction in the Executive's Base Salary, a material reduction in the amount of Annual Bonus for which the Executive is eligible, an amendment to any Stock Plan or employee retirement plan applicable to the Executive which is materially adverse to the Executive, or a material reduction in the other benefits to which the Executive is entitled under paragraph 3(e) above; (iv) the Company requires the Executive's principal place of employment to be anywhere other than the Company's principal executive offices, or there is a relocation of the Company's principal executive offices outside of the Minneapolis/St. Paul, Minnesota metropolitan area; or (v) the Company otherwise fails to perform its obligations under this Agreement. If the employment of the Executive is terminated by the Executive for Good Reason before a Change in Control (as defined below) or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Executive for Good Reason upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below. In addition, in the event a Change in Control has occurred and the Executive elects upon ten (10) days prior notice to the Company to terminate employment with the Company within the sixty (60) day period following the first anniversary of the Change in Control, such termination shall be considered a termination by the Executive for Good Reason and the Executive shall be entitled to the severance benefits under paragraph 4(g) below.

         (d) Termination Without Cause. The Company may terminate the Executive's employment without Cause prior to the expiration of the term of this Agreement. If the employment of the Executive is terminated by the Company without Cause before a Change in Control or following twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(f) below. If the employment of the Executive is terminated by the Company without Cause upon or within (and including) twenty-four (24) months after a Change in Control, the Executive shall be entitled to the severance benefits set forth in paragraph 4(g) below.

         (e) Notice and Right to Cure.

                  (i) Termination by Company for Cause. If the Company proposes to terminate the employment of the Executive for Cause under paragraph 4(b), the Company shall give written notice to the Executive specifying the reasons for such proposed determination with particularity and, in the case of a termination for Cause under paragraph 4(b)(i), the Executive shall have a reasonable opportunity to correct any curable situation to the reasonable satisfaction of the Board of Directors of the Company, which period shall be no less than thirty (30) days from the Executive's receipt of the notice of proposed termination. Notwithstanding the foregoing, the Executive's employment shall not be terminated for Cause unless and until there shall be delivered to the Executive a copy of the resolution duly adopted by the affirmative vote of not less than the majority of the members of the Board of Directors of the Company at a meeting called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board of Directors) finding that, in the opinion of the Company's Board of Directors, the Executive has engaged in conduct justifying a termination for Cause.

                  (ii) Termination by Executive for Good Reason. If the Executive proposes to terminate the Executive's employment for Good Reason under paragraph 4(c) above (other than the last sentence of paragraph 4(c) above), the Executive shall give written notice to the Company, specifying the reason therefor with particularity. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(i), (ii), (iii) or (iv) above, the termination shall be effective on the date of such notice. In the event the Executive proposes to terminate employment for Good Reason under paragraph 4(c)(v) above, the Company will have an opportunity to correct any curable situation to the reasonable satisfaction of the Executive within the period of time specified in the notice which shall not be less than thirty (30) days. If such correction is not so made or the circumstances or situation is such that it is not curable, the Executive may, within thirty

         (30) days after the expiration of the time so fixed within which to correct such situation, give written notice to the Company that the Executive's employment is terminated for Good Reason effective forthwith.

         (f) Severance Benefits. If the Executive is entitled to severance benefits under this paragraph 4(f) pursuant to paragraph 4(c) or (d) prior to a Change in Control or following twenty-four months after a Change in Control, the Executive shall be provided the following benefits (regardless of the death or disability of the Executive after the Termination Date):

                  (i) Base Salary. The Company shall continue to pay to the Executive the Base Salary when and as such Base Salary would have been paid from the date of termination (the "Termination Date") through the end of the term of this Agreement under paragraph 2 as if such termination did not occur and there were no further automatic extensions of the term pursuant to paragraph 2 (the "Severance Period") as if the Executive continued to be employed by the Company during the Severance Period and regardless of the death or disability of the Executive subsequent to the Termination Date.

                  (ii) Annual Bonus. If the effective date of such termination occurs before the Annual Bonus for any preceding calendar year has been paid, the Company shall, within thirty (30) days after the Termination Date, pay to the Executive the amount of the Executive's Annual Bonus for such preceding calendar year when and as it would have been paid if the Executive remained employed by the Company. In addition, for each calendar year within the Severance Period (including the calendar year in which the Termination Date occurs), the Company shall, within thirty
         (30) days after the end of each such calendar year, pay the Executive a bonus equal to the Deemed Bonus (as defined below). The "Deemed Bonus" shall be an amount equal to (A) prior to a Change in Control, the average of the Annual Bonus paid to the Executive for the two complete calendar years prior to the Termination Date, or (B) upon or after a Change in Control,the greater of (x) the average of the Annual Bonus paid to the Executive for the calendar year(s) after the Change in Control (including the calendar year during which a Change in Control occurs) or (y) the average of the Annual Bonus paid or payable to the Executive in respect of the two calendar years immediately preceding the calendar year in which the Change in Control occurs.

                  (iii) Disability, Life Insurance and Medical/Dental Coverage. The Executive shall be entitled to the disability coverage, life insurance and medical/dental coverage which the Executive and the Executive's family received under paragraph 3(e) as if the Executive continued to be employed by the Company during the Severance Period; provided that if Executive obtains new employment with comparable benefits during the Severance Period, all entitlements under this paragraph 4(f)(iii) shall cease. Nothing in this paragraph shall be construed as providing Executive with coverage under any plan of the Company to which Executive would not otherwise be entitled and in the event any coverage is unavailable (e.g., if Executive is uninsurable), the Company's obligations under this paragraph may be satisfied by paying to Executive the cost of such coverage if it were available, as determined in good faith by the Company.

                  (iv) Stock Options. Not later than thirty (30) days after the date on which the Executive's employment terminates, the Company shall pay the Executive a lump sum cash payment equal to the amount by which the fair market value (determined as of the Termination Date) of the number of shares of stock subject to any stock option granted under the Stock Plans which was not exercisable on the Termination Date and which would have become vested and exercisable during the Severance Period if the Executive had remained employed by the Company during the Severance Period.

         (g) Severance Benefits for Change in Control. In the event of a Change in Control and either upon or within (and including) twenty-four (24) months after such Change in Control, the Executive terminates employment for Good Reason or the Executive's employment is terminated by the Company for any reason other than Cause, then (regardless of the death or disability of the Executive after the Termination Date) the Company shall pay the Executive a lump sum cash payment within five (5) days after the Termination Date, in an amount equal to the amounts referred to in paragraph 4(f)(i), (ii) and (iv), plus the amount of the Deemed Bonus (as defined below), and the Company shall also provide the Executive the severance benefits referred to in paragraph 4(f)(iii) as provided therein.

         (h) Excise Tax Gross-Up. If Executive is subject to any Excise Tax (as defined below) as a result of the severance payments and/or benefits to which Executive is entitled under paragraphs 4(f) or 4(g), the Company shall also pay the Executive the Gross-Up Payment in accordance with the following provisions:

                  (i) Gross-Up Payment. Anything to the contrary notwithstanding, in the event it shall be determined that any payment, distribution or benefit made or provided by the Company to or for the benefit of the Executive (whether pursuant to this Agreement or otherwise) (a "Payment"), would be subject to the excise tax imposed by
         Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Company shall pay the Executive in cash an amount (the "Gross-Up Payment") such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including but not limited to income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed on the Payments.

                  (ii) Determination of Gross-Up Payment. Subject to paragraph 4(h)(iii) below, all determinations required to be made under paragraph 4(h)(i), including whether a Gross-Up Payment is required and the amount of the Gross-Up Payment, shall be made by the firm of independent public accountants selected by the Company to audit its financial statements for the year immediately preceding the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations to the Company and the Executive within thirty (30) days after the Termination Date. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required under this paragraph 4(h) (which accounting firm shall then be referred to as the "Accounting Firm"). All fees and expenses of the Accounting Firm in connection with the work it performs pursuant to this paragraph 4(h) shall be promptly paid by the Company. Any Gross-Up Payment (as determined pursuant to paragraph 4(h)(i) above) shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that failure to report the Excise Tax on the Executive's applicable federal income tax return would not result in the imposition of a negligence or a similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"). In the event that the Company exhausts its remedies pursuant to paragraph 4(h)(iii) below, and the Executive is thereafter required to make a payment of Excise Tax, the Accounting Firm shall promptly determine the amount of the Underpayment that has occurred and any such Underpayment shall be paid by the Company to the Executive within five (5) days after such determination.

                  (iii) Contest. The Executive shall notify the Company in writing of any claim made by the Internal Revenue Service that, if successful, would require the Company to pay a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (A) give the Company any information reasonably
                  requested by the Company relating to such claim;

                           (B) take such action in connection with contesting
                  such claim as the Company shall reasonably request in writing from time to time, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to the Executive;

                           (C) cooperate with the Company in good faith in order
                  effectively to contest such claim;

                           (D) permit the Company to participate in any
                  proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph 4(h)(iii), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of paragraph 4(h)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph 4(h)(iii), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid, and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         (i) Benefits in Lieu of Severance Pay Policy. The severance benefits provided for in this paragraph 4 are in lieu of any benefits that would otherwise be provided to the Executive under the Company's severance pay policy and the Executive shall not be entitled to any benefits under the Company's severance pay policy.

         (j) No Funding of Severance. Nothing contained in this Agreement or otherwise shall require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments required to be made under this paragraph 4 and the rights of the Executive to the severance benefits hereunder shall be solely those of a general, unsecured creditor of the Company. However, the Company may, in its discretion, deposit cash or property, or a combination of both, equal in value to all or a portion of the amounts anticipated to be payable hereunder into a trust, the assets of which are to be distributed by such times as determined by the trustee of such trust; provided that such assets shall be subject at all times to the rights of the Company's general creditors.

         (k) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred if, prior to the expiration of the term of this
Agreement:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than Allianz Life Insurance Company of North America and its affiliats or the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the voting power of all of the Company's then outstanding securities, except for issuances of shares approved by a majority of the Incumbent Directors (as defined below) then in office; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (the "Incumbent Directors") together with any director (the "New Incumbent Director") whose nomination or election was approved by at least two-thirds of the Incumbent Directors and any New Incumbent Director who was previously elected, in each case who are directors at the time of the nomination or election of such director cease, for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) the shareholders of the Company approve the sale of all, or substantially all, of the business or assets of the Company or the liquidation or dissolution of the Company.

         5. Confidentiality; Non-Solicitation Covenant; and Covenant Not to Compete.

         (a) Confidentiality. The Executive agrees that, at all times, both during the Executive's employment and after the termination thereof, the Executive shall not divulge to any other person, firm or corporation, or in any way use for the Executive's own benefit, except as required in the conduct of the business of the Company or any of its Subsidiaries or as authorized in writing on behalf of the Company, any trade secrets or confidential information of the Company or its Subsidiaries obtained during the course of the Executive's employment with the Company or its Subsidiaries. The Executive also agrees that the Executive will not, either subsequent to termination of employment or during employment, except as required in the conduct of the business of the Company or any of its Subsidiaries, or as authorized in writing on behalf of the Company, interfere with or disturb or attempt to interfere with or disturb any employment, contractual or business arrangements of the Company or any of its Subsidiaries with any of its employees, agents, suppliers, customers, reinsurers or other parties with which the Company or any of its Subsidiaries has a contractual relationship, as the case may be.

         (b) Non-Solicitation Covenant. While the Executive is actively employed with the Company and, in the event of a termination of employment with the Company for any reason, for a period of two years after the Termination Date, the Executive agrees that, except with the prior written permission of the Board of Directors of the Company, the Executive will not offer to hire, entice away, or in any manner attempt to persuade any officer, employee, or agent of the Company or any of the Subsidiaries to discontinue his or her relationship with the Company or any of the Subsidiaries nor will the Executive directly or indirectly solicit, divert, take away or attempt to solicit any business of the Company or any of its Subsidiaries as to which Executive has acquired any knowledge during the term of the Executive's employment with the Company.

         (c) Covenant Not to Compete. The Executive acknowledges and agrees with the Company that during the course of the Executive's employment with the Company, the Executive has had and will continue to have the opportunity to develop relationships with existing employees, customers and other business associates of the Company and the Subsidiaries, which relationships constitute goodwill of the Company, and the Executive acknowledges and agrees that the Company would be irreparably damaged if the Executive were to take actions that would damage or misappropriate such goodwill. The Executive acknowledges that the Company and its Subsidiaries currently engages throughout the United States (the "Territory"), the business of the development, sale, marketing and administration of life insurance, annuities and extended care insurance products (the "Subject Business"). Accordingly, during the term of the Executive's employment with the Company and (i) prior to a Change of Control and in the case of a voluntary termination by the Executive under paragraph 4(d) or a termination by the Company for Cause under paragraph 4(b), the balance of the term of this Agreement under paragraph 2 as if no termination of employment occurred but notice of termination of the automatic extension was given either by the Executive at the time of his notice of voluntary resignation or given by the Company at the time of its notice of termination for Cause, or (ii) after a Change in Control, one year after the Termination Date (the "Noncompete Period"), the Executive shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, or have a financial or other interest in, any business which engages in the Subject Business, whether for or by himself or as an independent contractor, agent, stockholder, partner or joint venturer for any other person, provided that the aggregate ownership by the Executive of no more than two percent of the outstanding equity securities of any person, which securities are traded on a national or foreign securities exchange, quoted on the Nasdaq Stock Market or other automated quotation system or, in the case of the Company, of no more than ten percent of the Company's outstanding equity securities shall not be deemed to be giving or lending funds to, otherwise financing or having a financial interest in a competitor. In the event that any person in which the executive has any financial or other interest directly or indirectly enters into the Subject Business in the Territory during the Noncompete Period, the Executive shall divest all of his interest (other than any amount permitted under this paragraph) in such person within 30 days after such person enters into the Subject Business in the Territory.

         (d) Remedies. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this paragraph 5, the Company shall have the following rights and remedies, in addition to any rights and remedies otherwise available at law or equity:

                  (i) The right and remedy to have the provisions of this paragraph 5 specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and the Subsidiaries and that money damages will not provide an adequate remedy to the Company and the Subsidiaries; and

                  (ii) The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits, other than those payable under this Agreement, derived or received by the Executive or the enterprise in competition with the Company or any of the Subsidiaries as the result of any transactions constituting a breach of any part of this paragraph 5, and Executive agrees to account for and pay over to the Company such amounts promptly upon demand therefor.

         6. Beneficiaries. In the event of the Executive's death after termination of employment, any amount or benefit payable or distributable to him pursuant to this Agreement shall be paid to the beneficiary designated by the Executive for such purpose in the last written instrument received by the Company prior to the Executive's death, if any, or, if no beneficiary has been designated, to the Executive's estate, but such designation shall not be deemed to supersede any beneficiary designation under any benefit plan of the Company. Whenever this Agreement provides for the written designation of a beneficiary or beneficiaries of the Executive, the Executive shall have the right to revoke such designation and to redesignate a beneficiary or beneficiaries by written notice to either the Company to such effect, except to the extent, if any, restricted by law.

         7. Rights in the Event of Dispute. In the event of a dispute between the Company and the Executive regarding the Executive's employment or this Agreement, it is the intention of this Agreement that the dispute shall be resolved as expeditiously as possible, consistent with fairness to both sides, and that during pendency of the dispute the Executive and the Company shall be on equal footing, as follows:

         (a) Arbitration. Any claim or dispute relating to the Executive's employment or the terms and performance of this Agreement (other than enforcement of paragraph 5) shall be resolved by binding private arbitration before three arbitrators, and any award rendered by any arbitration panel, or a majority thereof, may be filed and a judgment obtained in any court having jurisdiction over the parties unless the relief granted in the award is delivered within ten (10) days of the award. Either party may request arbitration by written notice to the other party. Within thirty (30) days of receipt of such notice by the opposing party, each party shall appoint a disinterested arbitrator and the two arbitrators selected thereby shall appoint a third neutral arbitrator; in the event the two arbitrators cannot agree upon the third arbitrator within ten (10) days after their appointment, then the neutral arbitrator shall be appointed by the Chief Judge of Hennepin County (Minnesota) District Court. Any arbitration proceeding conducted hereunder shall be in the City of Minneapolis and shall follow the procedures set forth in the Rules of Commercial Arbitration of the American Arbitration Association, and both sides shall cooperate in as expeditious a resolution of the proceeding as is reasonable under the circumstances. The arbitration panel shall have the power to enter any relief it deems fair and just on any claim, including interim and final equitable relief, along with any procedural order that is reasonable under the circumstances.

         (b) Expenses of Prosecution/Defense of Claim. During the pendency of a dispute between the Company and the Executive relating to the Executive's employment or the terms or performance of this Agreement, the Company shall promptly pay the Executive's reasonable expenses of representation upon delivery of periodic billings for same, provided that (i) Executive (or a person claiming on the Executive's behalf) shall promptly repay all amounts paid hereunder at the conclusion of the dispute if the resolution thereof includes a finding that the Executive did not act in good faith in the matter in dispute or in the dispute proceeding itself, and (ii) no claim for expenses of representation shall be submitted by the Executive or any person acting on the Executive's behalf unless made in writing to the Board of Directors within one year of the performance of the services for which such claim is made.

         8. No Obligation to Mitigate Damages. In the event the Executive becomes eligible to receive compensation or benefits subsequent to the termination of the Executive's employment under this Agreement, the Executive shall have no obligation to seek other employment in an effort to mitigate damages. To the extent the Executive shall accept other employment after the Executive's termination of employment, the compensation and benefits received from such employment shall not reduce the compensation and benefits otherwise due under this Agreement, except as provided in paragraph 4(f)(iii) above.

         9. Other Benefits. The benefits provided under this Agreement shall, except to the extent otherwise specifically provided herein, be in addition to, and not in derogation or diminution of, any benefits that Executive or the Executive's beneficiary may be entitled to receive under any other plan or program now or hereafter maintained by the Company, or its Subsidiaries.

         10. Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform its obligations under this

Agreement in the same manner and to the same extent that the Company would be required to perform them if no succession had taken place unless, in the opinion of legal counsel mutually acceptable to the Company and the Executive, such obligations have been assumed by the successor as a matter of law. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession (unless the foregoing opinion is rendered to the Executive) shall entitle the Executive to terminate the Executive's employment and to receive the payments provided for in paragraph 4(f), 4(g) and 4(h), as the case may be, as if the Executive terminated this Agreement for Good Reason. The Executive's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Executive's legal representative or other successors in interest, but shall not otherwise be assignable or transferable. The Company's rights under this Agreement shall inure to the benefit of, and shall be enforceable by, the Company's successors and assigns, including any person which may acquire LifeUSA.

         11. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

         12. Survival. The rights and obligations of the parties pursuant to this Agreement shall survive the term of the employment to the extent that any performance is required hereunder after the expiration or termination of such term.

         13. Notices. All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person (in the Company's case, to its Secretary) or 48 hours after deposit thereof in the U.S. mails, postage prepaid, addressed, in the case of the Executive, to the Executive's last known address as carried on the personnel records of the Company and, in the case of the Company, to the corporate headquarters, attention of the Secretary, or to such other address as the party to be notified may specify by written notice to the other party.

         14. Amendments and Construction. This Agreement may only be amended in a writing signed by the parties hereto. This Agreement shall be construed under the laws of the State of Minnesota. Paragraph headings are for convenience only and shall not be considered a part of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                              LIFE USA HOLDING, INC.



                                              By /s/Robert W. MacDonald
                                                  -----------------------------
                                                 Robert W. MacDonald, Chairman
                                                 and Chief Executive Officer





                                              /s/Charles M. Kavitsky
                                              -----------------------------
                                              Charles M. Kavitsky